SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549



                              FORM 8-K                     (Amended)

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                     Date of Report:  November 7, 2001
                     (Date of earliest event reported)

                    Date of Amendment:  January 21, 2002



                           Whitemark Homes, Inc.
           (Exact name of registrant as specified in its charter)


                                   008301
                           (Commission File No.)


     Colorado                                              25-1302097
State or other jurisdiction                              (IRS Employer
of incorporation)                                          Id. No.)



650 South Central Avenue, Suite 1000, Oviedo, FL               32765
Address of principal executive offices                       (Zip code)



Registrant's telephone number, including area code       (407) 366-9668

ITEM 2:   ACQUISITION OF ASSETS

    On November 7, 2001, Whitemark Homes, Inc., a Colorado corporation ("Whitemark"), and North Florida Consulting, Inc., a Florida corporation ("NFC"), entered into an Agreement and Plan of Acquisition (the "Acquisition Agreement"). Pursuant to the Acquisition Agreement and subject to the terms and conditions set forth therein, NFC will become a wholly owned subsidiary of Whitemark.

    The effective date is October 1, 2001. As soon as is reasonable, the stockholders of NFC will receive 5,000,000 shares of Whitemark common shares, par value $0.001, in exchange for all of the outstanding shares of NFC. In addition, the owners of NFC will retain a 30% profit participation in certain ongoing real estate development projects. Another 100,000 Whitemark common shares are being issued to individuals who were instrumental in bringing the companies together.

    In connection with the execution of the Acquisition Agreement, the NFC stockholders and Larry White, President of Whitemark, entered into a voting agreement. Pursuant to this voting agreement, White and the NFC stockholders agreed to vote their mutual Whitemark shares in tandem.

    Neither Whitemark nor any of its affiliates had, and to the knowledge of Whitemark, no director or officer of Whitemark and its affiliates had, any material relationship with NFC, any of its stockholders, or their respective affiliates prior to the acquisition.

    A copy of the Acquisition Agreement along with two amendments to the Agreement are attached hereto as Exhibits 2.1 -2.3. The foregoing description is qualified in its entirety by reference to the full text of such exhibits. A joint press release announcing the entering into of the Acquisition Agreement was issued on November 8, 2001. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

    NFC is based in Destin, Florida. Destin, located between Pensacola and Panama City, is a destination community for recreational, vacation, and retirement/second home developments. Destin and the Florida panhandle are within a day's drive of major metropolitan areas such as Atlanta, Memphis, New Orleans, and Houston. NFC has specialized in five-star resort properties and upscale homes, including single-family and condominium units. It owns or has options to acquire 20 ready-to-build projects located in the area from Pensacola to Panama City, Florida and in the Houston/Galveston,
Texas area.   These projects include twin condominiums to be located in a five-star golf/beach resort in Destin, a 450-room luxury hotel in Houston, affordable housing developments in the Destin area, and beach-front property in Galveston.

    This acquisition is expected to increase the Company's total assets to approximately $83 million and stockholders' equity to approximately $20 million. Assets reported by NFC include approximately $42 million in land and home inventory and approximately $34 million of land contract rights. Liabilities reported by NFC are approximately $63 million, including debt of $31 million and deferred taxes of $13 million. All the aforementioned figures are unaudited.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)   Financial Statements of Business Acquired

     The financial statements of NFC for the periods required by Rule 3-05(b) of Regulation S-X. (See Attachments list below.)

    (b)   Pro Forma Financial Information

     The pro forma financial information required by Article 11 of Regulation S-X. (See Attachments list below.)

          Attachments

              A   Pro forma combined financial statements:

                    Balance Sheet as of September 30, 2001
                    Statement of Operations for the Nine Months
                      Ended September 30, 2001
                    Statement of Operations for the Year Ended
                      December 31, 2000

              B Unaudited combined financial statements as of and for the nine months ended September 30, 2001:

                    Combining Balance Sheet
                    Combining Statement of Operations
                    Combining Statement of Cash Flows

              C Pro forma combined financial statements as of and for the year ended December 31, 2000:

                    Balance sheet
                    Statements of Income and Retained Earnings
                    Statement of Cash Flows

              D Audited financial statements of the various entities as of and for the periods ended December 31, 2000


    (c)   Exhibits

     Number                               Description
      2.1 Agreement for Exchange of Corporate Stock, dated as of November 7, 2001, between Whitemark Homes, Inc. and North Florida Consulting, Inc. (schedules and exhibits omitted). (Filed with original Form 8-K on November 23, 2001)

      2.2 Addendum No. 1 to the Agreement for Exchange of Corporate Stock ("Addendum"). (Filed with original Form 8-K on November 23, 2001)

      2.3 Amendment No. 2 to the Agreement for Exchange of Corporate Stock. (Filed with original Form 8-K on November 23, 2001)


     23.1         Consent of O'Sullivan Creel, LLP.  (Filed with this
                  Amendment)

     99.1 Press release dated November 8, 2001. (Filed with original Form 8-K on November 23, 2001)


                              SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHITEMARK HOMES, INC.


January 21, 2002                        By:  /s/ Robert B. Early
                                        Robert B. Early
                                        Chief Financial Officer

                                  ATTACHMENT A

PRO FORMA FINANCIAL DATA REGARDING ACQUISITION OF NORTH FLORIDA CONSULTING,
INC.

On November 7, 2001, Whitemark, Inc. entered into and agreement to purchase North Florida Consulting, Inc. ("NFC"), as described in previous sections of this Form 8-K. NFC managed the activities of several entities as well as its own. At December 31, 2000, these entities had various ownership owners and ownership arrangements. Because of these differences, it was not deemed appropriate to consolidate them into a single set of audited financial statements. A schedule showing the combination of these entities on a pro forma basis, with intercompany eliminations, is presented Attachments C. The combined totals are used in the schedules below to provide pro forma combined statements for NFC and Whitemark. Between December 31, 2000 and September 30, 2000, NFC exercised certain contractual rights and made other arrangements to take ownership of all of these entities. Unaudited consolidating financial statements as of and for the nine months ended September 30, 2001 are presented at Attachment B.

Whitemark issued 5,000,000 shares to the owners of NFC in exchange for all of the outstanding stock of NFC and its subsidiaries. Additionally, consultants were issued 100,000 shares related to the acquisition.

The following table sets forth summarized historical financial statements as of September 30, 2001, adjustments to reflect the effects of the proposed acquisition of North Florida Consulting, Inc. ("NFC") and pro form combined amounts. Pro forma adjustments include the step up in the bases of the assets of NFC. Adjustments also include estimated deferred income taxes to be recorded as a result of the increase in book basis over tax basis.


                           Pro Forma Balance Sheets
                          As of September 30, 2001

                                   Historical          Pro Forma    Pro Forma
                             Whitemark       NFC      Adjustments   Combined
                            -----------  -----------  -----------  -----------
       ASSETS

Land and home inventory     $ 9,514,926  $33,179,433  $46,500,000  $89,194,359
Cash                            268,393      248,958           -       517,351
Accounts & notes receivable      53,082    2,577,364           -     2,630,446
Prepaid expenses                 90,793    1,859,956           -     1,950,749
Other assets                    658,913    2,743,664           -     3,402,577
                            -----------  -----------  -----------  -----------

  TOTAL ASSETS              $10,586,107  $40,609,375  $46,500,000  $97,695,482
                            ===========  ===========  ===========  ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
   Notes payable            $ 8,397,866  $38,002,306  $12,500,000  $58,900,172
   Accounts payable             460,388    1,191,966           -     1,652,354
   Accrued expenses             566,303        4,919           -       571,222
   Loans from officer and
      shareholders              132,914    4,279,121           -     4,412,035
   Deferred income taxes             -            -    12,920,000   12,920,000
                            -----------  -----------  -----------  -----------
   Total Liabilities          9,557,471  43,478,312   25,420,000   78,455,783
                            -----------  -----------  -----------  -----------

Stockholders' Equity
Common stock                      8,252        4,698          402       13,352
Additional paid in capital    1,943,744           -    18,205,963   20,149,707
Retained earnings/(deficit)    (923,360)  (2,873,635)   2,873,635     (923,360)
                            -----------  -----------  -----------  -----------
 Total Stockholders' Equity   1,028,636   (2,868,937)  21,080,000   19,239,699
                            -----------  -----------  -----------  -----------
TOTAL LIABILITIES AND
     STOCKHOLDERS' EQUITY   $10,586,107  $40,609,375  $46,500,000  $97,695,482
                            ===========  ===========  ===========  ===========

The adjustments to Land and Home inventory represent the step up in basis of the NFC properties based on preliminary appraisal values of those assets. Correspondingly, deferred income taxes are adjusted to reflect the resulting difference in those assets bases for book purposes over their bases for tax purposes. Taxes were estimated at a combined federal and state tax of 38%. The adjustment to Common Stock and Additional paid in capital is a net result of the issuance of stock and the elimination of NFC's pre-acquisition equity.


The following table presents the pro forma results of operations for the nine months ended September 30, 2001.


                          Pro Forma Income Sheets
                For the Nine Months Ended September 30, 2001


                                    Historical         Pro Forma    Pro Forma
                               Whitemark      NFC     Adjustments    Combined
                              ----------  ----------  -----------  -----------
REVENUES:
  Sales                       $7,038,975  $8,213,141  $        -   $15,252,116
  Other Revenue                       -       28,115           -        28,115
                              ----------  ----------  -----------  -----------
    Total Revenues             7,038,975   8,241,256           -    15,280,231

Cost of sales                  5,826,126   6,701,830           -    12,527,956
                              ----------  ----------  -----------  -----------
     Gross Profit              1,212,849   1,539,426           -     2,752,275

Selling, General and
  Administrative Expenses      1,352,444   1,146,149           -     2,498,593
                              ----------  ----------  -----------  -----------
Income/(Loss) from Operations   (139,595)    393,277           -       253,682

Other Income/(Expenses)
  Interest income                     -      122,366           -       122,366
  Other                               -       19,452           -        19,452
  Equity in loss of equity
    method investee              (74,658)         -            -       (74,658)
  Interest expense              (411,857)   (541,718)           -     (953,575)
                              ----------  ----------  -----------  -----------
Income/(Loss) Before
  Income Taxes                  (626,110)     (6,623)           -     (632,733)

Income taxes                          -           -             -           -
                              ----------  ----------  -----------  -----------
    Net Income/(Loss)         $ (626,110) $   (6,623) $        -   $  (632,733)
                              ==========  ==========  ===========  ===========

Net Income/(Loss) per Share   $    (0.08)                          $     (0.05)
                              ==========                           ===========
Weighted average shares
    outstanding                8,198,741                            13,298,741
                              ==========                           ===========


The following table presents the pro forma results of operations for the year ended December 31, 2000.


                          Pro Forma Income Sheets
                    For the Year Ended December 31, 2000

                                    Historical         Pro Forma    Pro Forma
                               Whitemark      NFC     Adjustments    Combined
                             -----------  ----------  -----------  -----------
REVENUES:
  Sales                      $12,161,679  $5,057,853  $        -   $17,219,532
  Other Revenue                       -    1,043,347           -     1,043,347
                             -----------  ----------  -----------  -----------
    Total Revenues            12,161,679   6,101,200           -    18,262,879

Cost of sales                 10,001,469   4,409,122           -    14,410,591
                             -----------  ----------  -----------  -----------
     Gross Profit              2,160,210   1,692,078           -     3,852,288

Selling, General and
  Administrative Expenses      2,075,016   1,906,326           -     3,981,342
                             -----------  ----------  -----------  -----------
Income/(Loss) from Operations     85,194    (214,248)           -     (129,054)

Other Income/(Expenses)
  Interest income                     -       66,107            -       66,107
  Other                               -       12,539            -       12,539
  Equity in loss of equity
     method investee            (204,621)         -             -     (204,621)
  Interest expense              (564,808)   (697,378)           -   (1,262,186)
                             -----------  ----------  -----------  -----------
Income/(Loss) Before
    Income Taxes                (684,235)   (832,980)           -   (1,517,215)

Income taxes                          -           -            -            -
                             -----------  ----------  -----------  -----------
    Net Income/(Loss)        $  (684,235) $ (832,980) $        -   $(1,517,215)
                             ===========  ==========  ===========  ===========

Net Income/(Loss) per Share  $     (0.13)                          $     (0.15)
                             ===========                           ===========
Weighted average shares
    outstanding                5,180,055                            10,280,055
                             ===========                           ===========

                                ATTACHMENT B1

                       NORTH FLORIDA CONSULTING, INC.
                          COMBINING BALANCE SHEET
                          As of September 30, 2001
                                (Unaudited)

                                           Magnolia                   Gulf
                             Muirfield     Landing      Alstar     Development   Cypress     Destination    Cabana
                            Development  Development  Enterprises   Property,     Breeze     Enterprises,     Cay
                            Corporation      Inc.        Inc.          LLC          LLC          Inc.         LLC       Subtotals
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
ASSETS

Cash                        $        -   $     1,815  $   141,520  $        -   $        -   $        -   $     2,638  $   145,973
Accounts receivable                  -            -            -            -            -            -            -            -
Notes and loans receivable           -         5,743        9,813           -            -       431,158          714      447,428
Property under development    7,798,021    1,596,421    2,144,535      669,414    1,192,084      267,538   12,412,043   26,080,056
Rental property                      -            -            -            -            -            -            -            -
Property and equipment, net          -            -            -            -            -            -            -            -
Other assets                        199           -         1,058        1,629        1,130          518        1,286        5,820
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

Total assets                $ 7,798,220  $ 1,603,979  $ 2,296,926  $   671,043  $ 1,193,214  $   699,214  $12,416,681  $26,679,277
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========

LIABILITIES AND EQUITY

Liabilities
Accounts payable            $   605,158  $   368,698  $   523,202  $   205,921  $   395,995  $     1,626  $ 1,226,300  $ 3,326,900
Retainage payable                    -            -            -            -            -            -            -            -
Accrued interest                     -            -         3,195           -            -            -            -         3,195
Notes and loans payable       5,770,269    1,217,174    1,725,602      315,022      797,759      417,684   11,185,993   21,429,503
Participation agreement
    payable                   1,419,910           -            -            -            -            -            -     1,419,910
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total liabilities             7,795,337    1,585,872    2,251,999      520,943    1,193,754      419,310   12,412,293   26,179,508
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Equity
Common stock                        100        1,000           -            -            -         1,000           -         2,100
Retained earnings/member
    equity                        2,783       17,107       44,927      150,100         (540)     278,904        4,388      497,669
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total equity                      2,883       18,107       44,927      150,100         (540)     279,904        4,388      499,769
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

Total liabilities & equity  $ 7,798,220  $ 1,603,979  $ 2,296,926  $   671,043  $ 1,193,214  $   699,214  $12,416,681  $26,679,277
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========




                                ATTACHMENT B1  (continued)

                       NORTH FLORIDA CONSULTING, INC.
                          COMBINING BALANCE SHEET
                          As of September 30, 2001
                                (Unaudited)

(Continued from previous page)
                                                                                   North       Subtotals
                              Troon         Cabana       Cabana       Long        Florida        from
                            Development     Beach         Cove        Point     Consulting,    Previous
                            Corporation    Club LLC        LLC       Cove LLC       Inc.         Page     Eliminations    Totals
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
ASSETS

Cash                        $    61,503  $        -   $        -   $        56  $    41,428  $   145,973  $        -   $   248,960
Accounts receivable                  -            -            -            -     6,203,808           -    (4,030,823)   2,172,985
Notes and loans receivable      426,409           -            -            -     1,608,120      447,428   (1,252,427)   1,229,530
Property under development    8,857,630           -         4,574        4,179    1,612,513   26,080,056           -    36,558,952
Rental property                      -            -            -            -       127,537           -            -       127,537
Property and equipment, net          -            -            -            -       110,887           -            -       110,887
Other assets                         -         1,787        1,893        2,728      609,990        5,820           -       622,218
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

Total assets                $ 9,345,542  $     1,787  $     6,467  $     6,963  $10,314,283  $26,679,277  $(5,283,250) $41,071,069
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========


LIABILITIES AND EQUITY

Liabilities
Accounts payable            $   702,898  $        -   $     4,574  $     4,179  $ 1,061,857  $ 3,326,900  $(4,030,823) $ 1,069,585
Retainage payable                    -            -            -            -        38,711           -            -        38,711
Accrued interest                    908           -            -            -           304        3,195           -         4,407
Notes and loans payable        5,845,852       1,787        1,693        4,729   12,420,182   21,429,503   (1,252,427)  38,451,319
Participation agreement
    payable                   2,800,000           -            -            -            -     1,419,910           -     4,219,910
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total liabilities             9,349,658        1,787        6,267        8,908   13,521,054   26,179,508   (5,283,250)  43,783,932
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Equity
Common stock                        100           -            -            -         1,000        2,100           -         3,200
Retained earnings/member
    equity                       (4,216)          -           200       (1,945)  (3,207,771)     497,669           -    (2,716,063)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total equity                     (4,116)          -           200       (1,945)  (3,206,771)     499,769           -    (2,712,863)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

Total liabilities & equity  $ 9,345,542  $     1,787  $     6,467  $     6,963  $10,314,283  $26,679,277  $(5,283,250) $41,071,069
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========




                                ATTACHMENT B2

                       NORTH FLORIDA CONSULTING, INC.
            COMBINING STATEMENT OF INCOME AND RETAINED EARNINGS
                    Nine Months Ended September 30, 2001
                                (Unaudited)

                                           Magnolia                   Gulf
                             Muirfield     Landing      Alstar     Development   Cypress     Destination     Cabana
                            Development  Development  Enterprises   Property,     Breeze     Enterprises,     Cay
                            Corporation      Inc.        Inc.          LLC          LLC          Inc.         LLC       Subtotals
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
OPERATING REVENUES
Sales                       $        -   $    65,500  $   669,442  $        -   $        -   $        -   $        -   $   734,942
Consulting income                    -            -            -            -            -            -            -            -
Rental income                        -            -            -            -            -            -            -            -
Revenues deferred                    -            -            -            -            -            -            -            -
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

Total revenues                       -        65,500      669,442           -            -            -            -       734,942

COST OF SALES                        -        40,021      490,807           -            -            -            -       530,828
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
GROSS PROFIT                         -        25,479      178,635           -            -            -            -       204,114
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
OPERATING EXPENSES
Selling                              -            -        50,700           -            -            -            -        50,700
Consulting                           -            -            -            -            -            -            -            -
General and administrative           -           105       40,167           -           112           -            40       40,424
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total operating expenses             -           105       90,867           -           112           -            40       91,124
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
INCOME (LOSS) FROM
    OPERATIONS                       -        25,374       87,768           -          (112)          -           (40)     112,990
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
OTHER INCOME (EXPENSE)
Interest income                      -           230        1,937           -            -        30,607          311       33,085
Miscellaneous income                 -            -            -            -            -            -            -            -
Interest expense                     -            -        (4,012)          -            -       (13,732)          -       (17,744)
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total other income (expense)         -           230       (2,075)          -            -        16,875          311       15,341
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

NET INCOME                           -        25,604       85,693           -          (112)      16,875          271      128,331

RETAINED EARNINGS/MEMBER
 EQUITY - BEGINNING OF YEAR       2,783       (8,497)     (40,766)     150,100         (428)     262,029        4,117     369,338

Distributions                        -            -            -            -            -            -            -           -
Capital contributions                -            -            -            -            -            -            -           -
                            -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
RETAINED EARNINGS/MEMBER
  EQUITY - END OF YEAR      $     2,783  $    17,107  $    44,927  $   150,100  $      (540) $   278,904  $     4,388  $   497,669
                            ===========  ===========  ===========  ===========  ===========  ===========  ===========  ===========


                                ATTACHMENT B2  (continued)

                       NORTH FLORIDA CONSULTING, INC.
            COMBINING STATEMENT OF INCOME AND RETAINED EARNINGS
                    Nine Months Ended September 30, 2001
                                (Unaudited)

(Continued from previous page)
                                                                                  North       Subtotals
                             Troon         Cabana       Cabana       Long        Florida        from
                           Development     Beach         Cove        Point     Consulting,    Previous
                           Corporation    Club LLC       LLC       Cove LLC        Inc.         Page     Eliminations    Totals
                           -----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
OPERATING REVENUES
Sales                       $       -   $        -   $        -   $        -   $ 7,478,199  $   734,942  $        -   $ 8,213,141
Consulting income                   -            -            -            -            -            -            -            -
Rental income                       -            -            -            -        28,115           -            -        28,115
Revenues deferred                   -            -            -            -            -            -            -            -
                            ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

Total revenues                      -            -            -            -     7,506,314      734,942           -     8,241,256

COST OF SALES                       -            -            -            -     6,171,002      530,828           -     6,701,830
                            ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

GROSS PROFIT                        -            -            -            -     1,335,312      204,114           -     1,539,426
                            ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
OPERATING EXPENSES
Selling                             -            -            -            -        19,710       50,700           -        70,410
Consulting                          -            -            -            -        39,558           -            -        39,558
General and administrative      21,329           -            -         4,145      970,283       40,424           -     1,036,181
                            ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total operating expenses        21,329           -            -         4,145    1,029,551       91,124           -     1,146,149
                            ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
INCOME (LOSS) FROM
    OPERATIONS                 (21,329)          -            -        (4,145)     305,761      112,990           -       393,277
                            ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
OTHER INCOME (EXPENSE)
Interest income                 16,805           -            -            -        72,476       33,085           -       122,366
Miscellaneous income                -            -            -         2,200       17,252           -            -        19,452
Interest expense                    -            -            -            -      (523,974)     (17,744)          -      (541,718)
                            ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total other income (expense)    16,805           -            -         2,200     (434,246)      15,341           -      (399,900)
                            ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------

NET INCOME                      (4,524)          -            -        (1,945)    (128,485)     128,331           -        (6,623)

RETAINED EARNINGS/MEMBER
 EQUITY - BEGINNING OF YEAR        308           -            -            -    (2,910,468)     369,338           -    (2,540,822)

Distributions                       -            -            -            -      (168,818)          -            -      (168,818)
Capital contributions               -            -           200           -            -            -            -           200
                            ----------  -----------  -----------  -----------  -----------  -----------  -----------  -----------
RETAINED EARNINGS/MEMBER
  EQUITY - END OF YEAR      $   (4,216) $        -   $       200  $    (1,945) $(3,207,771) $   497,669  $        -   $(2,716,263)
                            ==========  ===========  ===========  ===========  ===========  ===========  ===========  ===========




                                ATTACHMENT B3

                       NORTH FLORIDA CONSULTING, INC.
                     COMBINING STATEMENT OF CASH FLOWS
                    Nine Months Ended September 30, 2001
                                (Unaudited)
                                                   Magnolia                 Gulf
                                      Muirfield    Landing     Alstar    Development   Cypress   Destination    Cabana
                                     Development Development Enterprises  Property,     Breeze  Enterprises,     Cay
                                     Corporation     Inc.        Inc.        LLC         LLC         Inc.        LLC     Subtotals
                                      ---------- ----------- ----------- ----------- ---------- ----------- ---------- -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                     $       -    $  25,604   $  85,693 $        -  $     (112)$    16,875 $      271 $   128,331
Adjustments to reconcile net income
to cash flow from operating
activities
Depreciation                                  -           -           -           -          -           -          -            -
Changes in assets and liabilities:
(Increase) in accounts receivable             -           -           -           -          -           -          -            -
(Increase) decrease in notes and
    loans receivable                          -         (729)     (8,334)        100         -     (302,101)        -     (311,064)
(Increase) in property under
    development                         (568,191)   (311,714)   (744,002)   (424,846)  (411,180)    (10,313)(1,157,631) (3,627,877)
(Increase) in other assets                    -           -       (1,058)         -          -           -          -       (1,058)
(Decrease) in bank overdraft                  -           -           -           -          -           -          -           -
Increase in accounts payable             446,918      96,976     221,391     109,724    269,550       1,626    769,308   1,915,493
(Decrease) in retainage payable               -           -           -           -          -           -          -           -
(Decrease) in accrued expenses           (78,086)     (7,834)       (340)         -          -           -    (191,097)   (277,357)
                                      ---------- ----------- ----------- ----------- ---------- ----------- ---------- -----------
Net cash flow from operating
      activities                        (199,359)   (197,697)   (446,650)   (315,022)  (141,742)   (293,913)  (579,149) (2,173,532)
                                      ---------- ----------- ----------- ----------- ---------- ----------- ---------- -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of investments             -           -           -           -          -           -          -           -
Sale of rental property                       -           -           -           -          -           -          -           -
Purchase of fixed assets                      -           -           -           -          -           -          -           -
                                      ---------- ----------- ----------- ----------- ---------- ----------- ---------- -----------
Net cash flow from investing
    activities                                -           -           -           -          -           -          -           -
                                      ---------- ----------- ----------- ----------- ---------- ----------- ---------- -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes and loans payable    199,344     199,190     560,386     315,022    141,742     293,913    520,212   2,229,809
Shareholder distributions                     -           -           -           -          -           -          -           -
Member contributions                          -           -           -           -          -           -          -           -
Repayments of notes and loans payable         -           -           -           -          -           -          -           -
                                      ---------- ----------- ----------- ----------- ---------- ----------- ---------- -----------
Net cash flow from financing
    activities                           199,344     199,190     560,386     315,022    141,742     293,913    520,212   2,229,809
                                      ---------- ----------- ----------- ----------- ---------- ----------- ---------- -----------
NET CHANGE IN CASH                           (15)      1,493     113,736          -          -           -     (58,937)     56,277

CASH - BEGINNING OF YEAR                      15         322      27,784          -          -           -      61,575      89,696
                                      ---------- ----------- ----------- ----------- ---------- ----------- ---------- -----------
CASH - END OF YEAR                    $       -  $     1,815 $   141,520 $        -  $       -  $        -  $    2,638 $   145,973
                                      ========== =========== =========== =========== ========== =========== ========== ===========
SUPPLEMENTAL DISCLOSURE OF CASH
  FLOWS INFORMATION
Interest (net of amount capitalized)  $       -  $        -  $     4,012 $        -  $       -  $    13,732 $       -  $    17,744

                                ATTACHMENT B2  (continued)

                       NORTH FLORIDA CONSULTING, INC.
            COMBINING STATEMENT OF INCOME AND RETAINED EARNINGS
                    Nine Months Ended September 30, 2001
                                (Unaudited)
(Continued from previous page)
                                                                                   North       Subtotals
                                 Troon        Cabana      Cabana      Long        Florida        from
                               Development    Beach        Cove       Point     Consulting,    Previous
                               Corporation   Club LLC      LLC      Cove LLC        Inc.         Page     Eliminations    Totals
                               -----------  ----------  ---------  -----------  -----------  -----------  -----------  -----------
CASH FLOWS FROM OPERATING
    ACTIVITIES
Net income (loss)              $    (4,524) $       -   $      -   $    (1,945) $  (128,485) $   128,331  $        -   $    (6,623)
Adjustments to reconcile net
  income to cash flow from
  operating activities
Depreciation                            -           -          -            -        56,342           -            -        56,342
Changes in assets and
    liabilities:
(Increase) in accounts receivable       -           -          -            -    (2,873,041)          -            -    (2,873,041)
(Increase) decrease in notes
    and loans receivable            93,089          -          -            -      (214,334)    (311,064)          -      (432,309)
(Increase) in property under
    development                   (617,928)         -      (4,574)      (4,179)   2,334,148   (3,627,877)          -    (1,920,410)
(Increase) in other assets              -       (1,787)    (1,893)      (2,728)    (609,990)      (1,058)          -      (617,456)
(Decrease) in bank overdraft            -           -          -            -       (79,742)          -            -       (79,742)
Increase in accounts payable       386,138          -       4,574        4,179      458,839    1,915,493           -     2,769,223
(Decrease) in retainage payable         -           -          -            -       (23,572)          -            -       (23,572)
(Decrease) in accrued expenses     (97,120)         -          -            -        (1,298)    (277,357)          -      (375,775)
                               -----------  ----------  ---------  -----------  -----------  -----------  -----------  -----------
Net cash flow from operating
    activities                    (240,345)     (1,787)    (1,893)      (4,673)  (1,081,133)  (2,173,532)          -    (3,503,363)
                               -----------  ----------  ---------  -----------  -----------  -----------  -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds - sale of investments          -           -          -            -       206,091           -            -       206,091
Sale of rental property                 -           -          -            -     1,075,007           -            -     1,075,007
Purchase of fixed assets                -           -          -            -       (22,535)          -            -       (22,535)
                               -----------  ----------  ---------  -----------  -----------  -----------  -----------  -----------
Net cash used by investing
    activities                          -           -          -            -     1,258,563           -            -     1,258,563
                               -----------  ----------  ---------  -----------  -----------  -----------  -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes and loans
    payable                        245,852       1,787      1,693        4,729           -     2,229,809           -     2,483,870
Shareholder distributions               -           -          -            -      (168,818)          -            -      (168,818)
Member contributions                    -           -         200           -            -            -            -           200
Repayments of notes and loans
    payable                             -           -          -            -      (138,262)          -            -      (138,262)
                               -----------  ----------  ---------  -----------  -----------  -----------  -----------  -----------
Net cash flow from financing
    activities                     245,852       1,787      1,893        4,729     (307,080)   2,229,809           -     2,176,990
                               -----------  ----------  ---------  -----------  -----------  -----------  -----------  -----------
NET CHANGE IN CASH                   5,507          -          -            56     (129,650)      56,277           -       (67,810)

CASH - BEGINNING OF YEAR            55,996          -          -            -       171,078       89,696           -       316,770
                               -----------  ----------  ---------  -----------  -----------  -----------  -----------  -----------
CASH - END OF YEAR             $    61,503  $       -   $      -   $        56  $    41,428  $   145,973  $        -   $   248,960
                               ===========  ==========  =========  ===========  ===========  ===========  ===========  ===========
SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
Interest (net of amount
    capitalized)               $        -   $       -   $      -   $        -   $   523,974  $    17,744  $        -   $   541,718

                                ATTACHMENT C1

                       North Florida Consulting, Inc.
                      PRO FORMA COMBINED BALANCE SHEET
                          As of December 31, 2000
                                (Unaudited)

                                                Magnolia                  Gulf
                                  Muirfield     Landing      Alstar     Development   Cypress
                                 Development  Development  Enterprises,  Property     Breeze
                                 Corporation      Inc.         LLC         LLC          LLC      Subtotals
                                 -----------  -----------  -----------  ----------  ----------  -----------
ASSETS

Cash                             $        15  $       322  $    27,784  $       -   $       -   $    28,121
Investments                               -            -            -           -           -            -
Accounts receivable                       -            -            -           -           -            -
Notes and loans receivable                -         5,014        1,479         100          -         6,593
Property under development         7,229,830    1,284,707    1,400,533     244,568     780,904   10,940,542
Rental property                           -            -            -           -           -            -
Property and equipment, net               -            -            -           -           -            -
Other assets                             199           -            -        1,629       1,130       2,958
                                 -----------  -----------  -----------  ----------  ----------  -----------

Total assets                     $ 7,230,044  $ 1,290,043  $ 1,429,796  $  246,297  $  782,034  $10,978,214
                                 ===========  ===========  ===========  ==========  ==========  ===========

LIABILITIES AND EQUITY

Liabilities
Accounts payable                  $  158,240  $   271,722  $   301,811  $   96,197  $  126,445  $   954,415
Retainage payable                         -            -            -           -           -            -
Accrued interest                      78,086        7,834        3,535          -           -        89,455
Notes and loans payable            5,570,925    1,017,984    1,165,216          -      656,017    8,410,142
Participation agreement payable    1,419,910           -            -           -           -     1,419,910
                                 -----------  -----------  -----------  ----------  ----------  -----------
Total liabilities                  7,227,161    1,297,540    1,470,562      96,197     782,462   10,873,922
                                 -----------  -----------  -----------  ----------  ----------  -----------
Equity
Common stock                             100        1,000           -           -           -         1,100
Retained earnings/member equity        2,783       (8,497)     (40,766)    150,100        (428)     103,192
                                 -----------  -----------  -----------  ----------  ----------  -----------
Total equity                           2,883       (7,497)     (40,766)    150,100        (428)     104,292
                                 -----------  -----------  -----------  ----------  ----------  -----------

Total liabilities and equity     $ 7,230,044  $ 1,290,043  $ 1,429,796  $  246,297  $  782,034  $10,978,214
                                 ===========  ===========  ===========  ==========  ==========  ===========




                                ATTACHMENT C1  (continued)

                       NORTH FLORIDA CONSULTING, INC.
                      PRO FORMA COMBINED BALANCE SHEET
                          As of December 31, 2000
                                (Unaudited)

(Continued from previous page)

                                                                          North       Subtotals                     Pro
                                 Destination     Cabana      Troon       Florida        From                       Forma
                                 Enterprises,      Cay     Development  Consulting,    Previous                   Combined
                                     Inc.          LLC     Corporation     Inc.         Page     Eliminations      Totals
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------
ASSETS

Cash                             $        -   $    61,575  $    55,996  $   171,078  $    28,121  $        -    $   316,770
Investments                               -            -            -       206,091           -            -        206,091
Accounts receivable                       -            -            -     3,330,767           -    (1,728,167)    1,602,600
Notes and loans receivable           129,057          714      519,498    1,393,786        6,593   (1,102,189)      947,459
Property under development           257,225   11,254,412    8,239,702    3,946,661   10,940,542           -     34,638,542
Rental property                           -            -            -     1,202,544           -            -      1,202,544
Property and equipment, net               -            -            -       144,694           -            -        144,694
Other assets                             518        1,286           -            -         2,958           -          4,762
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------
Total assets                     $   386,800  $11,317,987  $ 8,815,196  $10,395,621  $10,978,214  $(2,830,356)  $39,063,462
                                 ===========  ===========  ===========  ===========  ===========  ===========   ===========

LIABILITIES AND EQUITY

Liabilities
Accounts payable                 $       -    $   456,992  $  316,760   $   682,760  $   954,415  $(1,728,167)  $   682,760
Retainage payable                        -             -            -        62,283           -        62,283
Accrued interest                         -        191,097       98,028        1,602       89,455       (7,834)      372,348
Notes and loans payable              123,771   10,665,781    5,600,000   12,558,444    8,410,142   (1,094,355)   36,263,783
Participation agreement payable          -             -     2,800,000           -     1,419,910           -      4,219,910
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------

Total liabilities                    123,771   11,313,870    8,814,788   13,305,089   55,305,362  (2,830,356)    41,601,084
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------

Equity
Common stock                           1,000           -           100        1,000        1,100           -          3,200
Retained earnings/member equity      262,029        4,117          308   (2,910,468)     103,192           -     (2,540,822)
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------
Total equity                         263,029        4,117          408   (2,909,468)     104,292           -     (2,537,622)
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------

Total liabilities and equity     $   386,800  $11,317,987  $ 8,815,196  $10,395,621  $52,872,032  $(2,830,356)  $39,063,462
                                 ===========  ===========  ===========  ===========  ===========  ===========   ===========

Totals at December 31, 2000 are presented as Pro Forma combined because, although these entities were managed by North Florida Consulting, Inc., they did not share common ownership.



                                ATTACHMENT C2

                       NORTH FLORIDA CONSULTING, INC.
        PRO FORMA COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS
                    For the Year Ended December 31, 2000
                                (Unaudited)
                                                Magnolia                  Gulf
                                  Muirfield     Landing      Alstar     Development   Cypress
                                 Development  Development  Enterprises,  Property     Breeze
                                 Corporation      Inc.         LLC         LLC          LLC      Subtotals
                                 -----------  -----------  -----------  ----------  ----------  -----------

OPERATING REVENUES
Sales                            $        -   $        -   $        -   $       -   $       -   $        -
Consulting income                         -            -            -           -           -            -
Rental income                             -            -            -           -           -            -
Revenues deferred                         -            -            -           -           -            -
                                 -----------  -----------  -----------  ----------  ----------  -----------
Total revenues                            -            -            -           -           -            -

COST OF SALES                             -            -            -           -           -            -
                                 -----------  -----------  -----------  ----------  ----------  -----------

GROSS PROFIT                              -            -            -           -           -            -
                                 -----------  -----------  -----------  ----------  ----------  -----------

OPERATING EXPENSES
Selling                                   -            -        28,700          -           -        28,700
Consulting                                -            -            -           -           -            -
General and administrative                -           118       13,474          -          604       14,196
                                 -----------  -----------  -----------  ----------  ----------  -----------
Total operating expenses                  -           118       42,174          -          604       42,896
                                 -----------  -----------  -----------  ----------  ----------  -----------

INCOME (LOSS) FROM OPERATIONS             -          (118)     (42,174)         -         (604)     (42,896)
                                 -----------  -----------  -----------  ----------  ----------  -----------

OTHER INCOME (EXPENSE)
Interest income                        2,833           14          410          -           -         3,257
Miscellaneous income                      -            -            -           -           -            -
Interest expense                          -            -            -           -           -            -
Gain or loss on asset disposition         -            -            -           -           -            -
Amortization expense                     (50)          -            -           -           -           (50)
                                 -----------  -----------  -----------  ----------  ----------  -----------
Total other income (expense)           2,783           14          410          -           -         3,207
                                 -----------  -----------  -----------  ----------  ----------  -----------

NET INCOME                             2,783         (104)     (41,764)         -         (604)     (39,689)

RETAINED EARNINGS/MEMBER
    EQUITY - BEGINNING OF YEAR            -        (8,393)          -           -          176       (8,217)

Distributions                             -            -            -           -           -            -
Capital contributions                     -            -           998     150,100          -       151,098
                                 -----------  -----------  -----------  ----------  ----------  -----------
RETAINED EARNINGS/MEMBER
    EQUITY - END OF YEAR         $     2,783  $    (8,497) $   (40,766) $  150,100  $     (428) $   103,192
                                 ===========  ===========  ===========  ==========  ==========  ===========


                                ATTACHMENT C2  (continued)

                       NORTH FLORIDA CONSULTING, INC.
        PRO FORMA COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS
                    For the Year Ended December 31, 2000
                                (Unaudited)


(Continued from previous page)
                                                                          North       Subtotals                     Pro
                                 Destination     Cabana      Troon       Florida        From                       Forma
                                 Enterprises,      Cay     Development  Consulting,    Previous                   Combined
                                     Inc.          LLC     Corporation     Inc.         Page      Eliminations     Totals
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------

OPERATING REVENUES
Sales                            $   804,000  $        -   $        -   $ 4,253,853  $        -   $        -    $ 5,057,853
Consulting income                         -            -            -     1,220,003           -            -      1,220,003
Rental income                             -            -            -        69,287           -            -         69,287
Revenues deferred                   (245,943)          -            -            -            -            -       (245,943)
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------
Total revenues                       558,057           -            -     5,543,143           -            -      6,101,200

COST OF SALES                        295,412           -            -     4,113,710           -            -      4,409,122
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------

GROSS PROFIT                         262,645           -            -     1,429,433           -            -      1,692,078
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------
OPERATING EXPENSES
Selling                                   -            -            -        36,568       28,700           -         65,268
Consulting                                -            -            -       394,911           -            -        394,911
General and administrative               616           96        8,652    1,422,587       14,196           -      1,446,147
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------
Total operating expenses                 616           96        8,652    1,854,066       42,896           -      1,906,326
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------

INCOME (LOSS) FROM OPERATIONS        262,029          (96)      (8,652)    (424,633)     (42,896)          -       (214,248)
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------
OTHER INCOME (EXPENSE)
Interest income                           -         1,787        8,960       52,103        3,257           -         66,107
Miscellaneous income                      -           426           -        17,667           -            -         18,093
Interest expense                          -            -            -      (697,378)          -            -       (697,378)
Gain or loss on asset disposition         -            -            -        (5,504)          -            -         (5,504)
Amortization expense                      -            -            -            -           (50)          -            (50)
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------
Total other income (expense)              -         2,213        8,960     (633,112)       3,207           -       (618,732)
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------

NET INCOME                           262,029        2,117          308   (1,057,745)     (39,689)          -       (832,980)

RETAINED EARNINGS/MEMBER
    EQUITY - BEGINNING OF YEAR            -            -            -      (388,650)      (8,217)          -       (396,867)

Distributions                             -            -            -    (1,464,073)          -            -     (1,464,073)
Capital contributions                     -         2,000           -            -       151,098           -        153,098
                                 -----------  -----------  -----------  -----------  -----------  -----------   -----------
RETAINED EARNINGS/MEMBER
    EQUITY - END OF YEAR         $   262,029  $     4,117  $       308  $(2,910,468) $   103,192  $        -    $(2,540,822)
                                 ===========  ===========  ===========  ===========  ===========  ===========   ===========


Totals at December 31, 2000 are presented as Pro Forma combined because, although these entities were managed by North Florida Consulting, Inc., they did not share common ownership.



                                ATTACHMENT C3

                       NORTH FLORIDA CONSULTING, INC.
                 PRO FORMA COMBINED STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 2000
                                (Unaudited)
                                                          Magnolia                  Gulf
                                            Muirfield     Landing      Alstar     Development   Cypress
                                           Development  Development  Enterprises,  Property     Breeze
                                           Corporation      Inc.         LLC         LLC          LLC      Subtotals
                                           -----------  -----------  -----------  ----------  ----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                          $     2,783  $      (104) $   (41,764) $       -   $     (604) $   (39,689)
Adjustments to reconcile net
  income to net cash used by
  operating activities:
Depreciation                                        -            -            -           -           -            -
Changes in assets and liabilities:
(Increase) in accounts receivable                   -            -            -           -           -            -
(Increase) in notes and loans
    receivable                                      -        (5,014)      (1,479)       (100)         -        (6,593)
(Increase)/decrease in property
    under development                       (7,229,830)    (675,372)  (1,400,533)   (244,568)   (780,904) (10,331,207)
(Increase) in other assets                        (199)          -            -       (1,629)       (954)      (2,782)
Increase/(decrease) in accounts
    payable                                    158,240      185,308      301,811      96,197     126,445      868,001
Increase in retainage payable                       -            -            -           -           -            -
Increase/(decrease) in accrued
    expenses                                    78,086        7,834        3,535          -           -        89,455
Increase/(decrease) in deferred
    revenue                                         -            -            -           -           -            -
Increase in participation
    agreement payable                        1,419,910           -            -           -           -     1,419,910
                                           -----------  -----------  -----------  ----------  ----------  -----------
Net cash from operating activities          (5,571,010)    (487,348)  (1,138,430)   (150,100)   (656,017)  (8,002,905)
                                           -----------  -----------  -----------  ----------  ----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments                             -            -            -           -           -            -
Purchase of rental property                         -            -            -           -           -            -
Purchase of fixed assets                            -            -            -           -           -            -
                                           -----------  -----------  -----------  ----------  ----------  -----------
Net cash used by investing activities               -            -            -           -           -            -
                                           -----------  -----------  -----------  ----------  ----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes and loans payable        5,593,000      872,650    1,165,216          -      656,017    8,286,883
Shareholder distributions                           -            -            -           -           -            -
Member contributions/issuance of stock             100           -           998     150,100          -       151,198
Repayments of notes and loans payable          (22,075)    (385,492)          -           -           -      (407,567)
                                           -----------  -----------  -----------  ----------  ----------  -----------
Net cash flows from financing activities     5,571,025      487,158    1,166,214     150,100     656,017    8,030,514
                                           -----------  -----------  -----------  ----------  ----------  -----------
NET CHANGE IN CASH                                  15         (190)      27,784          -           -        27,609

CASH - BEGINNING OF YEAR                            -           512           -           -           -           512
                                           -----------  -----------  -----------  ----------  ----------  -----------
CASH - END OF YEAR                         $        15  $       322  $    27,784  $       -   $       -   $    28,121
                                           ===========  ===========  ===========  ==========  ==========  ===========

SUPPLEMENTAL DISCLOSURE OF CASH
    FLOW INFORMATION
Interest (net of amount capitalized)       $        -   $        -   $        -   $       -   $       -   $        -

                                ATTACHMENT C3  (continued)

                       NORTH FLORIDA CONSULTING, INC.
                 PRO FORMA COMBINED STATEMENT OF CASH FLOWS
                    For the Year Ended December 31, 2000
                                (Unaudited)
                                                                                 North       Subtotals                     Pro
                                        Destination     Cabana      Troon       Florida        From                       Forma
                                        Enterprises,      Cay     Development  Consulting,    Previous                   Combined
                                            Inc.          LLC     Corporation     Inc.         Page      Eliminations     Totals
                                        -----------  -----------  -----------  -----------  -----------  -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                       $   262,029  $     2,117  $       308  $(1,057,745) $   (39,689) $        -    $  (832,980)
Adjustments to reconcile net income to
 net cash used by operating activities
Depreciation                                     -            -            -        62,617           -            -         62,617
Changes in assets and liabilities:
(Increase) in accounts receivable                -            -            -    (2,230,422)          -            -     (2,230,422)
(Increase) in notes and loans
    receivable                             (375,000)          -      (519,398)  (1,015,987)      (6,593)          -     (1,916,978)
(Increase)/decrease in property
    under development                       273,991  (11,254,412)  (8,239,702)  (2,254,868) (10,331,207)          -    (31,806,198)
(Increase) in other assets                     (420)          -            -            -        (2,782)          -         (3,202)
Increase (decrease) in accounts
    payable                                     (98)     456,992      316,760      547,655      868,001           -      2,189,310
Increase in retainage payable                    -            -            -        62,283           -            -         62,283
Increase/(decrease) in accrued
    expenses                                 (5,846)     191,097       98,028       (7,935)      89,455           -        364,799
Increase/(decrease) in deferred
    revenue                                 245,943           -            -       (66,667)          -            -        179,276
Increase in participation
    agreement payable                            -            -     2,800,000           -     1,419,910           -      4,219,910
                                        -----------  -----------  -----------  -----------  -----------  -----------   -----------
Net cash from operating activities          400,599  (10,604,206)  (5,544,004)  (5,961,069)  (8,002,905)          -    (29,711,585)
                                        -----------  -----------  -----------  -----------  -----------  -----------   -----------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments                          -            -            -      (206,091)          -            -       (206,091)
Purchase of rental property                      -            -            -      (127,536)          -            -       (127,536)
Purchase of fixed assets                         -            -            -       (90,368)          -            -        (90,368)
                                        -----------  -----------  -----------  -----------  -----------  -----------   -----------
Net cash used by investing activities            -            -            -      (423,995)          -            -       (423,995)
                                        -----------  -----------  -----------  -----------  -----------  -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from notes and loans payable            -    10,665,781    5,600,000   11,759,058    8,286,883           -     36,311,722
Shareholder distributions                        -            -            -    (1,464,073)          -            -     (1,464,073)
Member contributions/issuance of stock           -            -            -            -       151,198           -        151,198
Repayments of notes and loans payable      (400,599)          -            -    (3,966,576)    (407,567)          -     (4,774,742)
                                        -----------  -----------  -----------  -----------  -----------  -----------   -----------
Net cash flows from financing activities   (400,599)  10,665,781    5,600,000    6,328,409    8,030,514           -     30,224,105
                                        -----------  -----------  -----------  -----------  -----------  -----------   -----------
NET CHANGE IN CASH                               -        61,575       55,996      (56,655)      27,609           -         88,525

CASH - BEGINNING OF YEAR                         -            -            -       227,733          512           -        228,245
                                        -----------  -----------  -----------  -----------  -----------  -----------   -----------
CASH - END OF YEAR                      $        -   $    61,575  $    55,996  $   171,078  $    28,121  $        -    $   316,770
                                        ===========  ===========  ===========  ===========  ===========  ===========   ===========

SUPPLEMENTAL DISCLOSURE OF CASH
  FLOW INFORMATION
Interest (net of amount capitalized)    $        -   $        -   $        -   $   697,378  $   697,378  $        -    $   697,378

                               ATTACHMENT D1

                     MUIRFIELD DEVELOPMENT CORPORATION

                            Financial Statements

                        Year Ended December 31, 2000










                             TABLE OF CONTENTS


                                                                      Page
                                                                      ----
Independent Auditors' Report ON FINANCIAL STATEMENTS                    1

FINANCIAL STATEMENTS
   Balance Sheet                                                        2
   Statement of Income and Retained Earnings                            3
   Statement of Cash Flows                                              4
   Notes to Financial Statements                                        5









                           O'SULLIVAN CREEL, LLP
                        36474 Emerald Coast Parkway
                             Destin, FL  32541




            INDEPENDENT AUDITORS' REPORT ON FINANCIAL STATEMENTS


Shareholder of Muirfield
  Development Corporation
Santa Rosa Beach, Florida


We have audited the accompanying balance sheet of Muirfield Development Corporation as of December 31, 2000, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Muirfield Development Corporation as of December 31, 2000, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ O'Sullivan Creel, LLP
O'SULLIVAN CREEL, LLP
Certified Public Accountants & Consultants



December 28, 2001


                                     1

                     Muirfield Development Corporation
                               BALANCE SHEET
                             December 31, 2000




                                   ASSETS

Cash                                                        $       15
Property under development                                   7,229,830
Other assets                                                       199
                                                            ----------

Total assets                                                $7,230,044
                                                            ==========

                    LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities
  Accounts payable                                          $  158,240
  Accrued interest                                              78,086
  Notes and loans payable                                    5,570,925
  Participation agreement payable                            1,419,910
                                                            ----------
  Total liabilities                                          7,227,161
                                                            ----------

Shareholder's equity
  Common stock, $1 par value, 100 shares authorized,
    issued and outstanding                                         100
  Retained earnings                                              2,783
                                                            ----------
  Total shareholder's equity                                     2,883
                                                            ----------

Total liabilities and shareholder's equity                  $7,230,044
                                                            ==========








The accompanying notes are an integral part of these financial statements.
                                     2

                     Muirfield Development Corporation
                 STATEMENT OF INCOME AND RETAINED EARNINGS
                        Year Ended December 31, 2000





OPERATING REVENUES                                          $       -

OPERATING EXPENSES                                                  -
                                                            ----------
INCOME FROM OPERATIONS                                              -
                                                            ----------

OTHER INCOME (EXPENSE)
  Interest income                                                2,833
  Amortization expense                                             (50)
                                                            ----------
  Total other income (expense)                                   2,783
                                                            ----------
NET INCOME                                                       2,783

RETAINED EARNINGS - BEGINNING OF YEAR                               -
                                                            ----------

RETAINED EARNINGS - END OF YEAR                             $    2,783
                                                            ==========







The accompanying notes are an integral part of these financial statements.
                                     3

                     Muirfield Development Corporation
                          STATEMENT OF CASH FLOWS
                        Year Ended December 31, 2000



CASH FLOWS FROM OPERATING ACTIVITIES

  Net income                                                $     2,783
  Adjustments to reconcile net income to net
      cash used by operating activities
  Changes in assets:
  (Increase) in property under development                   (7,229,830)
  (Increase) in other assets                                       (199)
  Increase in accounts payable                                  158,240
  Increase in accrued interest                                   78,086
  Increase in participation agreement payable                 1,419,910
                                                            -----------
  Net cash used by operating activities                      (5,571,010)
                                                            -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes and loans payable                       5,593,000
  Repayments of notes and loans payable                         (22,075)
  Issuance of stock                                                 100
                                                            -----------
  Net cash flows from financing activities                    5,571,025
                                                            -----------

NET CHANGE IN CASH                                                   15

CASH - BEGINNING OF YEAR                                             -
                                                            -----------

CASH - END OF YEAR                                          $        15
                                                            ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
  Interest (net of amount capitalized)                      $        -








The accompanying notes are an integral part of these financial statements.
                                     4

                     Muirfield Development Corporation
                       NOTES TO FINANCIAL STATEMENTS
                        Year Ended December 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Nature of Operations

Muirfield Development Corporation (the Company) was formed under the laws of the state of Florida in December 1999. The Company is engaged in land investment and construction of a 24-story 220-unit residential condominium project on approximately 5.6 acres located in Walton County, Florida.

b.   Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ significantly from those estimates.

c.  Revenue and Expense Recognition

The Company recognizes revenue from all land development activities in accordance with Statement of Financial Accounting Standards No. 66. Direct costs are capitalized into land development costs. Interest and property taxes are capitalized as land development costs until projects reach substantial completion. Upon completion of the development phase, interest and property taxes are directly expensed. Interest capitalized in 2000 was $308,268.

d.  Cash and Cash Equivalents

For the purposes of the statement of cash flows, cash includes all cash deposited in banks and certificates of deposit with original maturities of three months or less.

e.  Income Taxes

Muirfield Development Corporation has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the shareholder is liable for individual federal income taxes on his respective share of the Company's taxable income.


NOTE 2:  PROPERTY UNDER DEVELOPMENT

Property under development consists of the following:

      Development costs                           $    74,854
      Participation agreement                         709,956
      Construction period interest                    308,268
      Land                                          6,136,752
                                                  -----------
        Total                                     $ 7,229,830
                                                  ===========
                                     5


NOTE 3:  NOTES AND LOANS PAYABLE

$3,700,000 note payable to bank, with interest accruing at 10.25% payable in installments of $34,570 and maturing April 5, 2002, secured by 5.6 acres of vacant land located in Seascape, Walton County, Florida. The shareholder has also personally guaranteed the note as well as pledging his common stock ownership as security. The outstanding balance at December 31, 2000, is $3,677,925.

$1,893,000 note payable to company, with interest at 5.5% per annum with principal and interest due and payable in one installment upon the earlier of September 17, 2002, or the closing of a construction loan for the construction of any improvements on the property. The loan is secured by a purchase money mortgage on the underlying property. The outstanding balance at December 31, 2000, is $1,893,000.


NOTE 4:  RELATED PARTY ACTIVITY

NFC signed a development agreement to act as project consultant for the development. In doing so, NFC coordinates the infrastructure improvements, pre-construction activities, oversees the marketing of pre-sale of the units and construction of the project and pays development costs. For performing these services, NFC charges a project development fee of $6,000 per month plus reimbursement for actual out-of-pocket costs payable to third parties approved by the client from the date the development agreement is signed until the completion of the project. The shareholder of NFC has an option to purchase the stock of the Company. Project related costs incurred or paid by NFC on the Company's behalf during 2000, total $158,239. Amounts due to NFC at December 31, 2000, for project costs including the development fee total $158,239.

The Company signed a "participation agreement" with North Florida Consulting, Inc., (NFC) which contributed money, $709,955, to purchase the
land under development.    In consideration for contributing funds to the
Company, NFC would receive "participation funds" in an amount equal 100% of the original contribution with in 24 months of April 5, 2000 or earlier if a construction loan were obtained. NFC subsequently assigned its rights to the agreement to Castle Development Properties, Inc. Amounts due to Castle Development Properties, Inc. at December 31, 2000 total $1,419,910. The shareholder of NFC also is a shareholder of Castle Development Properties, Inc.


NOTE 5:  SUBSEQUENT EVENTS

Muirfield Development Corporation was formed under the laws of the state of Florida in December 1999 and is engaged in land investment and construction of a 24-story 220-unit residential condominium project on approximately 5.6 acres located in Walton County, Florida. Effective at the close of business on September 30, 2001, Whitemark Homes, Inc., a C corporation, transferred 5,000,000 of their shares of common stock to the owners of NFC and its related entities, Alstar Development Group, Inc., Torel, Inc., Magnolia Landing Development, Inc., Destin Parks, Inc., LPG, Inc., Sunshine Development Group, Inc., Sea Oat Properties, Inc., Panhandle Development,

                                     6

Inc., and Emerald Beach Corporation in exchange for 100% of the outstanding shares of these corporations' common stock under a shareholder-approved plan of merger. As part of the plan of merger, NFC effectively transferred its options to acquire the ownership interest from certain individuals of the following entities: Muirfield Development Corporation; Concourse, Inc.; Cabana Cay, LLC; BGW Properties, Inc.; University, Inc.; Troon Development Corporation; Destination Enterprises, Inc.; Emerald Sea Development, Inc.; and Gulf Development Property, LLC.

Under the purchase method of accounting for mergers, the financial statements of Muirfield Development Corporation for the year ended December 31, 2000 include only historical financial position and results of operations. The pro forma financial statements of Whitemark Homes, Inc. have been presented separately for the same periods and have been restated to include the financial position and results of operations of NFC; Alstar Development Group, Inc.; Torel, Inc.; Magnolia Landing Development, Inc; the entities that NFC has the options to acquire; and the real estate projects that NFC has the option to acquire. Such restatement of Whitemark Homes, Inc., also includes a step-up in basis of the net assets purchased from NFC, certain individuals and related entities.







                                     7

                               ATTACHMENT D2

                     MAGNOLIA LANDING DEVELOPMENT, INC.

                            Financial Statements

                   Years Ended December 31, 2000 and 1999










                             TABLE OF CONTENTS


                                                                      Page
                                                                      ----
Independent Auditors' Report ON FINANCIAL STATEMENTS                    1

FINANCIAL STATEMENTS
   Balance Sheet                                                        2
   Statement of Operations and Retained Earnings                        3
   Statement of Cash Flows                                              4
   Notes to Financial Statements                                        5









                           O'SULLIVAN CREEL, LLP
                        36474 Emerald Coast Parkway
                             Destin, FL  32541




            INDEPENDENT AUDITORS' REPORT ON FINANCIAL STATEMENTS


Shareholder of Magnolia
  Landing Development, Inc.
Santa Rosa Beach, Florida


We have audited the accompanying balance sheets of Magnolia Landing Development, Inc. as of December 31, 2000 and 1999, and the related statements of operations and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Magnolia Landing Development, Inc. as of December 31, 2000 and 1999, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ O'Sullivan Creel, LLP
O'SULLIVAN CREEL, LLP
Certified Public Accountants & Consultants



January 2, 2002



                                     1

                     Magnolia Landing Development, Inc.
                               BALANCE SHEETS
                         December 31, 2000 and 1999




                                                        2000         1999
                                                    -----------   -----------
                                   ASSETS

Cash                                                $       322   $       512
Loan receivable                                           5,014            -
Property under development                            1,284,707       609,335
                                                    -----------   -----------

Total assets                                        $ 1,290,043   $   609,847
                                                    ===========   ===========

                    LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
  Accounts payable                                  $   271,722   $    86,414
  Accrued interest                                        7,834            -
  Notes payable                                         998,198       511,040
  Loans to shareholders                                  19,786        19,786
                                                    -----------   -----------
  Total liabilities                                   1,297,540       617,240
                                                    -----------   -----------
Shareholders' equity
  Common stock, 10,000 authorized, $1 par
    value, 1,000 issued and outstanding                   1,000         1,000
  Retained deficit                                       (8,497)       (8,393)
                                                    -----------   -----------
  Total shareholders' equity                             (7,497)       (7,393)
                                                    -----------   -----------

Total liabilities and shareholders' equity          $ 1,290,043   $   609,847
                                                    ===========   ===========






The accompanying notes are an integral part of these financial statements.
                                     2

                     Magnolia Landing Development, Inc.
               STATEMENT OF OPERATIONS AND RETAINED EARNINGS
                   Years Ended December 31, 2000 and 1999





                                                        2000         1999
                                                    -----------   -----------
REVENUES                                            $        -    $        -

OPERATING EXPENSES
  General and administrative                               (118)       (7,954)
                                                    -----------   -----------
LOSS FROM OPERATIONS                                       (118)       (7,954)

OTHER INCOME
  Interest income                                            14           248
                                                    -----------   -----------

NET LOSS                                                   (104)       (7,706)

RETAINED EARNINGS (DEFICIT) - BEGINNING OF YEAR          (8,393)         (687)
                                                    -----------   -----------

RETAINED EARNINGS (DEFICIT) - END OF YEAR           $    (8,497)  $    (8,393)
                                                    ===========   ===========





The accompanying notes are an integral part of these financial statements.
                                     3


                     Magnolia Landing Development, Inc.
                          STATEMENT OF CASH FLOWS
                   Years Ended December 31, 2000 and 1999



                                                        2000         1999
                                                    -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Loss                                          $      (104)  $    (7,706)
  Adjustments to reconcile net loss to net
    cash used by operating activities
  Changes in assets and liabilities:
  (Increase) in loan receivable                          (5,014)           -
  (Increase) in property under development             (675,372)     (122,265)
  Increase in accounts payable                          185,308        86,414
  Increase in accrued interest                            7,834            -
                                                    -----------   -----------
  Net cash used by operating activities                (487,348)      (43,557)
                                                    -----------   -----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable                           872,650       125,548
  Payments on notes payable                            (385,492)      (81,479)
                                                    -----------   -----------
  Net cash from financing activities                    487,158        44,069
                                                    -----------   -----------
NET CHANGE IN CASH                                         (190)          512

CASH - BEGINNING OF YEAR                                    512            -
                                                    -----------   -----------

CASH - END OF YEAR                                  $       322   $       512
                                                    ===========   ===========

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
  Interest (net of capitalization)                  $        -    $        -






The accompanying notes are an integral part of these financial statements.
                                     4

                     Magnolia Landing Development, Inc.
                       NOTES TO FINANCIAL STATEMENTS
                   Years Ended December 31, 2000 and 1999

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Nature of Operations

Magnolia Landing Development, Inc. (the Company) was formed under the laws of the state of Florida in September 1997. The Company is engaged in land investment and residential land development activities on approximately 121 acres located in Freeport, Florida. Such activities include land development for single-family homes.

b.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ significantly from those estimates.

c.  Revenue and Expense Recognition

The Company recognizes revenue from all land development activities in accordance with Statement of Financial Accounting Standards No. 66. Direct costs are capitalized into land development costs. Interest and property taxes are capitalized as land development costs until projects reach substantial completion. Upon completion of the development phase, interest and property taxes are directly expensed. Interest capitalized in 2000 and 1999 was $80,861 and $31,752, respectively.

d.  Cash and Cash Equivalents

For the purposes of the statement of cash flows, cash includes all cash deposited in banks and certificates of deposit with original maturities of three months or less.

e.  Income Taxes

Magnolia Landing Development, Inc. has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the shareholder is liable for individual federal income taxes on his respective share of the Company's taxable income.


NOTE 2:  PROPERTY UNDER DEVELOPMENT

Property under development consists of the following:

                                                2000         1999
                                            -----------   -----------
    Development costs                       $   696,089   $    69,826
    Capitalized interest                         80,861        31,752
    Land                                        507,757       507,757
                                            -----------   -----------
        Totals                              $ 1,284,707   $   609,335
                                            ===========   ===========
                                     5


NOTE 3:  NOTES PAYABLE

Notes payable consists of the following:

$1,115,000 note payable to bank, with interest accruing and payable monthly at prime plus 1.25% maturing at January 3, 2002. The loan is secured by a mortgage on the underlying property. The outstanding balances are $872,650 for 2000 and $0 for 1999.

$562,500 note payable to bank, with interest accruing and payable monthly at 9% maturing at February 22, 2000. The loan is secured by a mortgage on the underlying property. The outstanding balances are $0 for 2000 and $385,492 for 1999.

$125,548 note payable to related company, with interest accruing annually at 6% and payable at February 23, 2002. The loan is unsecured. The outstanding balance is $125,548 for 2000 and 1999.


NOTE 4:  RELATED PARTY ACTIVITY

North Florida Consulting, Inc. has advanced funds to the Company to be used for closing costs on the property under development. As of the balance sheet date, the amount due North Florida Consulting, Inc. is $125,548 for December 31, 2000 and 1999. Interest is being accrued in these financial statements at 6% per annum through February 23, 2002. North Florida Consulting, Inc. and Magnolia Landing Development, Inc. share common owners.

The shareholder of Magnolia Landing Development, Inc. has advanced funds to the Company to be used for miscellaneous general and administrative expenses. As of December 31, 2000 and 1999, the amount due to the shareholder is $19,786. No interest is being accrued or recorded in these financial statements on these amounts.

North Florida Consulting, Inc. signed a development agreement to act as project consultant for the development within Magnolia Landing Development, Inc. In doing so, North Florida Consulting, Inc. coordinates the infrastructure improvements, pre-construction activities, oversees the marketing of pre-sale of the lots and construction of the project and pays development costs. For performing these services, North Florida Consulting, Inc. charges a project development fee of $5,000 per month plus reimbursement for actual out-of-pocket costs payable to third parties approved by the client from the date the development agreement is signed until the completion of the project. Development costs incurred and due to North Florida Consulting, Inc. at December 31, 2000 and 1999, total $221,724 and $86,414, respectively.


NOTE 5:  SUBSEQUENT EVENTS

Magnolia Landing Development, Inc. was incorporated in September 1997 to engage in land investment and residential land development activities on approximately 121 acres located in Freeport, Florida. Effective at the close of business on September 30, 2001, Whitemark Homes, Inc., a C corporation, transferred 5,000,000 of their shares of common stock to the owners of

                                     6


Magnolia Landing Development, Inc. and its related entities, North Florida Consulting, Inc. (NFC), Alstar Development Group, Inc., Torel, Inc., Destin Parks, Inc., LPG, Inc., Sunshine Development Group, Inc., Sea Oat Properties, Inc., Panhandle Development, Inc., and Emerald Beach Corporation in exchange for 100% of the outstanding shares of these corporations' common stock under a shareholder-approved plan of merger. As part of the plan of merger, NFC effectively transferred its options to acquire the ownership interest from certain individuals of the following entities: Concourse, Inc.; Cabana Cay, LLC; BGW Properties, Inc.; University, Inc.; Troon Development Corporation; Muirfield Development Corporation; Destination Enterprises, Inc.; Emerald Sea Development, Inc.; and Gulf Development
Property, LLC.   NFC also effectively transferred its options to acquire the following real estate projects: San Luis Pass of Galveston, Texas; Long Point Cove of Panama City, Florida; Seclusion Bay of Santa Rosa Beach, Florida; Destin Cay of Destin, Florida; Pleasant Ridge Estates of Defuniak Springs, Florida; Ridgecrest Estates of Crestview, Florida; Cabana Cove of Panama City, Florida; and Royal Sonesta of Houston, Texas.

The historical financial statements for Alstar Development Group, Inc., Torel, Inc., Magnolia Landing Development, Inc. and the entities that NFC has the option to acquire are reported separately.

Under the purchase method of accounting for mergers, the financial statements of Magnolia Landing Development, Inc. for the years ended December 31, 2000 and 1999 include only historical financial position and results of operations. The pro forma financial statements of Whitemark Homes, Inc. have been presented separately for the same periods and have been restated to include the financial position and results of operations of Magnolia Landing Development, Inc; NFC; Alstar Development Group, Inc.; Torel, Inc.; the entities that NFC has the options to acquire; and the real estate projects that NFC has the option to acquire. Such restatement of Whitemark Homes, Inc., also includes a step-up in basis of the net assets purchased from NFC, certain individuals and related entities.





                                     7

                               ATTACHMENT D3

                          ALSTAR ENTERPRISES, LLC

                            Financial Statements

                        Year Ended December 31, 2000










                             TABLE OF CONTENTS


                                                                      Page
                                                                      ----
Independent Auditors' Report ON FINANCIAL STATEMENTS                    1

FINANCIAL STATEMENTS
   Balance Sheet                                                        2
   Statement of Operations and Members' Equity                          3
   Statement of Cash Flows                                              4
   Notes to Financial Statements                                        5









                           O'SULLIVAN CREEL, LLP
                        36474 Emerald Coast Parkway
                             Destin, FL  32541








            INDEPENDENT AUDITORS' REPORT ON FINANCIAL STATEMENTS


Members of Alstar
  Enterprises, LLC
Santa Rosa Beach, Florida


We have audited the accompanying balance sheet of Alstar Enterprises, LLC as of December 31, 2000, and the related statements of operations and members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alstar Enterprises, LLC as of December 31, 2000, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ O'Sullivan Creel, LLP
O'SULLIVAN CREEL, LLP
Certified Public Accountants & Consultants


December 28, 2001



                                     1

                          Alstar Enterprises, LLC
                               BALANCE SHEET
                             December 31, 2000






                                   ASSETS

Cash                                                        $   27,784
Note receivable                                                  1,479
Property under development                                   1,400,533
                                                            ----------
Total assets                                                $1,429,796
                                                            ==========


                      LIABILITIES AND MEMBERS' EQUITY

Liabilities
  Accounts payable                                          $  301,811
  Accrued expenses                                               3,535
  Notes and loans payable                                    1,165,216
                                                            ----------
  Total liabilities                                          1,470,562

Members' equity                                                (40,766)
                                                            ----------
Total liabilities and members' equity                       $1,429,796
                                                            ==========










The accompanying notes are an integral part of these financial statements.
                                     2

                          Alstar Enterprises, LLC
                STATEMENT OF OPERATIONS AND MEMBERS' EQUITY
                        Year Ended December 31, 2000






REVENUES                                                    $       -

OPERATING EXPENSES
  General and administrative                                    13,474
  Selling                                                       28,700
                                                            ----------
  Total operating expenses                                      42,174
                                                            ----------
INCOME (LOSS) FROM OPERATIONS                                  (42,174)

OTHER INCOME
  Interest income                                                  410
                                                            ----------
NET LOSS                                                       (41,764)

MEMBERS' EQUITY - BEGINNING OF YEAR                                 -
Capital contributions                                              998
                                                            ----------
MEMBERS' EQUITY - END OF YEAR                               $  (40,766)
                                                            ==========








The accompanying notes are an integral part of these financial statements.
                                     3

                          Alstar Enterprises, LLC
                          STATEMENT OF CASH FLOWS
                        Year Ended December 31, 2000





CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                  $  (41,764)
  Adjustments to reconcile net loss to net cash used by operating activities

  (Increase) decrease in note receivable                        (1,479)
  (Increase) decrease in property under development         (1,400,533)
  Increase (decrease) in accounts payable                      301,811
  Increase (decrease) in accrued expenses                        3,535
                                                            ----------
  Net cash used by operating activities                     (1,138,430)
                                                            ----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes and loans payable                      1,165,216
  Member contributions                                             998
                                                            ----------
  Net cash flows provided by financing activities            1,166,214
                                                            ----------
NET CHANGE IN CASH                                              27,784

CASH - BEGINNING OF YEAR                                            -
                                                            ----------
CASH - END OF YEAR                                          $   27,784
                                                            ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
  Interest (net of amount capitalized)                      $       -







The accompanying notes are an integral part of these financial statements.
                                     4

                          Alstar Enterprises, LLC
                       NOTES TO FINANCIAL STATEMENTS
                        Year Ended December 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Nature of Operations

Alstar Enterprises, LLC (the Company) was formed under the laws of the state of Florida in April 2000. The Company acquires raw land and is developing it into residential lots for sale to homebuilders. The Company's current projects are in Okaloosa County and Walton County, Florida, and substantially all of its sales are to homebuilders located within that geographical area. The Company also holds an exclusive dealership with Redman Industrial for the Walton County, Florida area and currently markets and sells manufactured housing.

b.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ significantly from those estimates.

c.  Revenue and Expense Recognition

The Company recognizes revenue from all land development activities in accordance with Statement of Financial Accounting Standards No. 66. Direct costs are capitalized into land development costs. Interest and property taxes are capitalized as land development costs until projects reach substantial completion. Upon completion of the development phase, interest and property taxes are directly expensed. Interest capitalized in 2000 was $28,477.

d.  Cash and Cash Equivalents

For purposes of the statement of cash flows, cash includes all cash deposited in banks and certificates of deposit with original maturities of three months or less.

e.  Income Taxes

No provision is made in the accompanying balance sheet for income taxes for Alstar Enterprises, LLC, since it is taxed as a Partnership and its income and losses are allocated and taxed to the respective members.

                                     5

NOTE 2:  PROPERTY UNDER DEVELOPMENT

Property under development consists of the following:

  Development costs                                            $    2,500
  Land - Pleasant Ridge                                           183,660
  Land - Ridgecrest                                               821,911
  Construction period interest                                     28,477
  Investment in Pleasant Ridge                                     55,453
  Investment in Ridgecrest                                         51,764
  Sales office and model homes                                    256,768
                                                               ----------
       Total                                                   $1,400,533
                                                               ==========

NOTE 3:  NOTES AND LOANS PAYABLE

Notes and loans payable consist of the following:

  $41,230 note payable to bank, with interest at 10.5%
  until the first change date, then prime plus 1%,
  payable at maturity (July 13, 2001) or upon the sale
  of the underlying property. The loan is secured by a
  mortgage on the underlying property.                         $  41,230

  $36,906 note payable to bank, with monthly of $815,
  interest at 11.5% until the first change date, then
  prime plus 1%, maturing August 13, 2005. The loan is
  secured by a mortgage on the underlying property.               35,484

  $775,000 note payable to bank, with interest at prime
  plus 1.25%, payable at maturity (December          - 5, 2001)
  or upon the sale of the underlying property. The loan
  is secured by a mortgage on the underlying property.           450,000

  $180,400 note payable to company, with interest at
  6%, payable on demand. The mortgage is on the
  underlying property.                                           180,400

  Loan payable to company, with interest accruing monthly
  at the average annual applicable federal rate (6.24%)
  Principal and interest are due on demand.                       10,000

  Loan payable to related company, with interest accruing
  monthly at the average annual applicable federal rate
  (6.24%), Principal and interest are due on demand.              68,102

  Loan payable to related company, with interest
  accruing monthly at the average annual applicable
  federal rate (6.24%), Principal and interest are due
  on demand.                                                       5,000

  Note payable to related company, with interest
  accruing monthly at 6%, Principal and interest are
  due on demand.                                                 375,000
                                                              ----------
             Total                                            $1,165,216
                                                              ==========
                                     6

NOTE 4:  RELATED PARTY ACTIVITY

North Florida Consulting, Inc. signed a development agreement to act as project consultant for the development within Alstar Enterprises, LLC. In doing so, North Florida Consulting, Inc. coordinates the infrastructure improvements, pre- construction activities, oversees the marketing of lot pre-sales and construction of the project and pays development costs. For performing these services, North Florida Consulting, Inc. charges a project development fee of $5,000 per month plus reimbursement for actual out-of-pocket costs payable to third parties approved by the client from the date the development agreement is signed until the completion of the project.

North Florida Consulting, Inc. has options to purchase the membership interest of the owners of Alstar Enterprises, LLC. Development costs incurred for the project in 2000, total $1,400,533. Amounts due to North Florida Consulting, Inc. at December 31, 2000, for project costs including the development fee total $301,811. The Company also has a note payable to North Florida Consulting, Inc. for $68,102.

The Company purchased land during 2000 from Destination Enterprises, Inc. The shareholders of Destination Enterprises, Inc. are parties to the merger agreement with Whitemark Homes, Inc. described in Note 7 along with the members of Alstar Enterprises, LLC. In addition, in consideration for the sale of land, the Company issued a note payable to Destination Enterprises, Inc. for $375,000 secured by the underlying property. The note accrues interest at 6% per annum with interest and principal due December 4, 2002. The outstanding balances at December 31, 2000 totaled $375,000.


NOTE 5:  SUBSEQUENT EVENTS

During 2001, the existing members of the Company transferred their interest in the Company to Alstar Development Group, Inc. and Torel, Inc.

Alstar Enterprises, LLC (Alstar) was organized in April 2000 to acquire raw land and develop it into residential lots for sale to homebuilders. Effective at the close of business on September 30, 2001, Whitemark Homes, Inc., a C corporation, transferred 5,000,000 of their shares of common stock to the owners of Alstar (Alstar Development Group, Inc. and Torel, Inc.) and its related entities, North Florida Consulting, Inc. (NFC), Magnolia Landing Development, Inc., Destin Parks, Inc., LPG, Inc., Sunshine Development Group, Inc., Sea Oat Properties, Inc., Panhandle Development, Inc., and Emerald Beach Corporation in exchange for 100% of the outstanding shares of these corporations' common stock under a shareholder-approved plan of merger. As part of the plan of merger, NFC effectively transferred its options to acquire the ownership interest from certain individuals of the following entities: Concourse, Inc.; Cabana Cay, LLC; BGW Properties, Inc.; University, Inc.; Troon Development Corporation; Muirfield Development Corporation; Destination Enterprises, Inc.; Emerald Sea Development, Inc.; and Gulf Development Property, LLC. NFC also effectively transferred its options to acquire the following real estate projects: San Luis Pass of Galveston, Texas; Long Point Cove of Panama City, Florida; Seclusion Bay of Santa Rosa Beach, Florida; Destin Cay of Destin, Florida; Pleasant Ridge Estates of Defuniak Springs, Florida; Ridgecrest Estates of Crestview, Florida; Cabana Cove of Panama City, Florida; and Royal Sonesta of Houston, Texas.



                                     7

Under the purchase method of accounting for mergers, the financial statements of Alstar for the year ended December 31, 2000 include only historical financial position and results of operations. The pro forma financial statements of Whitemark Homes, Inc. have been presented separately for the same period and have been restated to include the financial position and results of operations of Alstar Development Group, Inc.; Torel, Inc.; Magnolia Landing Development, Inc; NFC; the entities that NFC has the options to acquire; and the real estate projects that NFC has the option to acquire. Such restatement of Whitemark Homes, Inc., also includes a step-up in basis of the net assets purchased from Alstar, certain individuals and related entities.











                                     8

                               ATTACHMENT D4

                       GULF DEVELOPMENT PROPERTY, LLC

                            Financial Statements

                        Year Ended December 31, 2000










                             TABLE OF CONTENTS


                                                                      Page
                                                                      ----
Independent Auditors' Report ON FINANCIAL STATEMENTS                    1

FINANCIAL STATEMENTS
   Balance Sheet                                                        2
   Statement of Income and Members' Equity                              3
   Statement of Cash Flows                                              4
   Notes to Financial Statements                                        5









                           O'SULLIVAN CREEL, LLP
                        36474 Emerald Coast Parkway
                             Destin, FL  32541






            INDEPENDENT AUDITORS' REPORT ON FINANCIAL STATEMENTS


Members of
Gulf Development Property, LLC
Santa Rosa Beach, Florida


We have audited the accompanying balance sheet of Gulf Development Property, LLC as of December 31, 2000, and the related statements of income and members' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gulf Development Property, LLC as of December 31, 2000, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ O'Sullivan Creel, LLP
O'SULLIVAN CREEL, LLP
Certified Public Accountants & Consultants


December 28, 2001




                                     1

                       Gulf Development Property, LLC
                               BALANCE SHEET
                             December 31, 2000




                                   ASSETS

Receivable                                                  $      100
Property under development                                     244,568
Organizational costs                                             1,629
                                                            ----------

Total assets                                                $  246,297
                                                            ==========


                      LIABILITIES AND MEMBERS' EQUITY

Liabilities
  Accounts payable                                          $   96,197

Members' equity                                                150,100
                                                            ----------

Total liabilities and members' equity                       $  246,297
                                                            ==========










The accompanying notes are an integral part of these financial statements.
                                     2

                       Gulf Development Property, LLC
                  STATEMENT OF INCOME AND MEMBER'S EQUITY
                        Year Ended December 31, 2000






OPERATING REVENUES                                          $       -

OPERATING EXPENSES                                                  -
                                                            ----------
INCOME FROM OPERATIONS                                              -


MEMBERS' EQUITY - BEGINNING OF YEAR                                 -

Member contributions                                           150,100
                                                            ----------

MEMBERS' EQUITY - END OF YEAR                               $  150,100
                                                            ==========










The accompanying notes are an integral part of these financial statements.
                                     3

                       Gulf Development Property, LLC
                          STATEMENT OF CASH FLOWS
                        Year Ended December 31, 2000




CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                $       -
  Changes in assets and liabilities:
  (Increase) in receivable                                        (100)
  (Increase) in property under development                    (244,568)
  (Increase) in other assets                                    (1,629)
  Increase in accounts payable                                  96,197
                                                            ----------
  Net cash from operating activities                          (150,100)

CASH FLOWS FROM FINANCING ACTIVITIES
  Member contributions                                         150,100
                                                            ----------
NET CHANGE IN CASH                                                  -

CASH - BEGINNING OF YEAR                                            -
                                                            ----------

CASH - END OF YEAR                                          $       -
                                                            ==========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Interest (net of amount capitalized)                      $       -

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING
AND FINANCING ACTIVITIES

  Receivable issued for member contribution                        100

  Earnest money deposit on land for member contribution        150,000










The accompanying notes are an integral part of these financial statements.
                                       4

                       Gulf Development Property, LLC
                       NOTES TO FINANCIAL STATEMENTS
                        Year Ended December 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Nature of Operations

Gulf Development Property, LLC (GDP) was organized under the laws of the state of Florida in April 2000. The Company is in the pre acquisition stage of a land investment and development project on approximately 995 acres located in Galveston County, Texas. Such activities include land development for condominiums and sales of land held for investment.

b.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ significantly from those estimates.

c.  Revenue and Expense Recognition

The Company recognizes revenue from all land development activities in accordance with Statement of Financial Accounting Standards No. 66. Direct costs are capitalized into land development costs. Interest and property taxes are capitalized as land development costs until projects reach substantial completion. Upon completion of the development phase, interest and property taxes are directly expensed.

d.  Cash and Cash Equivalents

For the purposes of the statement of cash flows, cash includes all cash deposited in banks and certificates of deposit with original maturities of three months or less.

e.  Income Taxes

No provision is made in the accompanying balance sheet for income taxes for Gulf Development Property, LLC, since it is taxed as a Partnership and income and losses are allocated and taxed to the respective members.


NOTE 2:  PROPERTY UNDER DEVELOPMENT

Property under development consists of the following:

        Development costs                     $  94,568
        Earnest money deposit                   150,000
                                              ---------
           Total                              $ 244,568
                                              =========

                                       5


NOTE 3:  RELATED PARTY ACTIVITY

North Florida Consulting, Inc. acts as consultant for the development within Gulf Development Property, LLC. In doing so, the project consultant pays development costs and is reimbursed with proceeds from development loans. Costs incurred for the project for 2000 total $94,568. Amounts due to North Florida Consulting, Inc. at December 31, 2000, for project costs including the development fee total $94,568.

NOTE 4:  SUBSEQUENT EVENTS

Gulf Development Property, LLC (GDP) was organized in April 2000 to acquire raw land and develop it into condominiums. Effective at the close of business on September 30, 2001, Whitemark Homes, Inc., a C corporation, transferred 5,000,000 of their shares of common stock to the owners of Alstar Development Group, Inc. and Torel, Inc., North Florida Consulting, Inc. (NFC), Magnolia Landing Development, Inc., Destin Parks, Inc., LPG, Inc., Sunshine Development Group, Inc., Sea Oat Properties, Inc., Panhandle Development, Inc., and Emerald Beach Corporation in exchange for 100% of the outstanding shares of these corporations' common stock under a shareholder-approved plan of merger. As part of the plan of merger, NFC effectively transferred its options to acquire the ownership interest from certain individuals of the following entities: Gulf Development Property, LLC, Concourse, Inc.; Cabana Cay, LLC; BGW Properties, Inc.; University, Inc.; Troon Development Corporation; Muirfield Development Corporation; Destination Enterprises, Inc.; and Emerald Sea Development, Inc. NFC also effectively transferred its options to acquire the following real estate projects: San Luis Pass of Galveston, Texas; Long Point Cove of Panama City, Florida; Seclusion Bay of Santa Rosa Beach, Florida; Destin Cay of Destin, Florida; Pleasant Ridge Estates of Defuniak Springs, Florida; Ridgecrest Estates of Crestview, Florida; Cabana Cove of Panama City, Florida; and Royal Sonesta of Houston, Texas.

Under the purchase method of accounting for mergers, the financial statements of GDP for the year ended December 31, 2000 include only historical financial position and results of operations. The pro forma financial statements of Whitemark Homes, Inc. have been presented separately for the same period and have been restated to include the financial position and results of operations of Alstar Development Group, Inc.; Torel, Inc.; Magnolia Landing Development, Inc; NFC; the entities that NFC has the options to acquire; and the real estate projects that NFC has the option to acquire. Such restatement of Whitemark Homes, Inc., also includes a step-up in basis of the net assets purchased from Alstar, certain individuals and related entities.





                                     6

                               ATTACHMENT D5

                    DESTIN PARKS, INC.; CONCOURSE, INC.;
                          AND CYPRESS BREEZE, LLC

                       Combined Financial Statements

                        Year Ended December 31, 2000









                             TABLE OF CONTENTS


                                                                      Page
                                                                      ----
Independent Auditors' Report ON FINANCIAL STATEMENTS                    1

FINANCIAL STATEMENTS
   Combined Balance Sheet                                               2
   Combined Statement of Operations and Equity                          3
   Combined Statement of Cash Flows                                     4
   Notes to Financial Statements                                        5









                           O'SULLIVAN CREEL, LLP
                        36474 Emerald Coast Parkway
                             Destin, FL  32541






            INDEPENDENT AUDITORS' REPORT ON FINANCIAL STATEMENTS


Board of Directors and Stockholders of
Destin Parks, Inc.; Concourse, Inc.; and Cypress Breeze, LLC
Santa Rosa Beach, Florida


We have audited the accompanying combined balance sheet of Destin Parks, Inc.; Concourse, Inc.; and Cypress Breeze, LLC (the Group) as of December 31, 2000, and the related combined statements of operations and equity and cash flows for the year then ended. These financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Destin Parks, Inc.; Concourse, Inc.; and Cypress Breeze, LLC as of December 31, 2000, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ O'Sullivan Creel, LLP
O'SULLIVAN CREEL, LLP
Certified Public Accountants & Consultants


December 28, 2001



                                     1

        Destin Parks, Inc.; Concourse, Inc.; and Cypress Breeze, LLC
                           COMBINED BALANCE SHEET
                             December 31, 2000



                                   ASSETS

Property under development                                  $  780,904
Other assets                                                     1,130
                                                            ----------

Total assets                                                $  782,034
                                                            ==========


                           LIABILITIES AND EQUITY

Liabilities
  Accounts payable                                          $  126,445
  Note payable                                                 654,459
  Loans from shareholder                                         1,558
                                                            ----------
Total liabilities                                              782,462

Equity                                                            (428)
                                                            ----------

Total liabilities and equity                                $  782,034
                                                            ==========









The accompanying notes are an integral part of these financial statements.
                                     2

        Destin Parks, Inc.; Concourse, Inc.; and Cypress Breeze, LLC
                COMBINED STATEMENT OF OPERATIONS AND EQUITY
                        Year Ended December 31, 2000




OPERATING REVENUES                                          $       -

OPERATING EXPENSES
  General and administrative                                       604
                                                            ----------
NET LOSS                                                          (604)

EQUITY - BEGINNING OF YEAR                                         176
                                                            ----------

EQUITY - END OF YEAR                                        $     (428)
                                                            ==========











The accompanying notes are an integral part of these financial statements.
                                     3

        Destin Parks, Inc.; Concourse, Inc.; and Cypress Breeze, LLC
                      COMBINED STATEMENT OF CASH FLOWS
                        Year Ended December 31, 2000




CASH FLOWS FROM OPERATING ACTIVITIES
  Net loss                                                  $     (604)
  Adjustments to reconcile net loss to net
    cash used by operating activities
  Changes in assets:
  (Increase) in property under development                    (780,904)
  (Increase) in organizational costs                              (954)
  Increase in accounts payable                                 126,445
                                                            ----------
  Net cash used by operating activities                       (656,017)
                                                            ----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes payable                                  654,459
  Loans from shareholder                                         1,558
                                                            ----------
  Net cash flows from financing activities                     656,017
                                                            ----------

NET CHANGE IN CASH                                                  -

CASH - BEGINNING OF YEAR                                            -
                                                            ----------
CASH - END OF YEAR                                          $       -
                                                            ==========


SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
  Interest (net of amount capitalized)                              -









The accompanying notes are an integral part of these financial statements.
                                     4

        Destin Parks, Inc., Concourse, Inc. and Cypress Breeze, LLC
                       NOTES TO FINANCIAL STATEMENTS
                        Year Ended December 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Principles of Combination

The combined financial statements include the accounts of Destin Parks, Inc.; Concourse, Inc.; and Cypress Breeze, LLC (the Group). Destin Parks, Inc. was formed under the laws of the state of Florida in March 1999. Concourse, Inc. was formed under the laws of the state of Florida in May 2000. Cypress Breeze, LLC was formed under the laws of the state of Florida in June 2000.

Destin Parks, Inc. and Concourse, Inc. each own 50% of Cypress Breeze, LLC and under normal circumstances would account for the investment under the equity method. However, since no revenue has been recognized on the project and neither shareholder has contributed equity into their investment in Cypress Breeze, LLC, the shareholders would report a zero balance as investment in Cypress Breeze, LLC. Management has therefore determined that combining the financial statements together by virtue of common ownership would be more useful and meaningful to readers. All significant intercompany transactions have been eliminated in combination.

b.  Nature of Operations

The Group is engaged in land investment and residential land development activities on approximately 100 acres located in Walton County, Florida. Such activities include land development for single-family homes and condominiums and sales of land held for investment.

c.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ significantly from those estimates.

d.  Revenue and Expense Recognition

The Group recognizes revenue from all land development activities in accordance with Statement of Financial Accounting Standards No. 66. Direct costs are capitalized into land development costs. Interest and property taxes are capitalized as land development costs until projects reach substantial completion. Upon completion of the development phase, interest and property taxes are directly expensed. Interest capitalized in 2000 was $16,452.

e.  Cash and Cash Equivalents

For the purposes of the statement of cash flows, cash includes all cash deposited in banks and certificates of deposit with original maturities of three months or less.

                                     5


f.  Income Taxes

Destin Parks, Inc. and Concourse, Inc. have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code during this period of time. Under those provisions, the Companies do not pay federal corporate income taxes on its taxable income. Instead, the shareholders are liable for individual federal income taxes on their respective shares of the Company's taxable income.

No provision is made in the accompanying balance sheet for income taxes for Cypress Breeze, LLC, since it is taxed as a Partnership and its income and losses are allocated and taxed to the respective members.

NOTE 2:  PROPERTY UNDER DEVELOPMENT

Property under development consists of the following:

        Development costs                        $  303,670
        Construction period interest                 16,452
        Land                                        460,782
                                                 ----------
           Total                                 $  780,904
                                                 ==========

NOTE 3:  NOTE PAYABLE

Note payable consists of the following:

$800,000 loan payable to First American Bank of Walton County, with interest at 10.5% until the first change date, then prime plus 1%, payable at maturity (August 13, 2001) or upon the sale of the underlying property. The loan is secured by a mortgage on the underlying property. The outstanding balance at December 31, 2000, is $654,459.


NOTE 4:  RELATED PARTY ACTIVITY

North Florida Consulting, Inc. signed a development agreement to act as project consultant for the development within Cypress Breeze, LLC. In doing so, North Florida Consulting, Inc. coordinates the infrastructure improvements, pre-construction activities, oversees the marketing of pre-sales, and construction of the project, and payment of development costs. For performing these services, North Florida Consulting, Inc. charges a project development fee of $5,000 per month plus reimbursement for actual out-of-pocket costs payable to third parties approved by the client from the date the development agreement is signed until the completion of the project. North Florida Consulting, Inc. and Destin Parks, Inc. share common owners. Development costs incurred for the project in 2000, total $780,904. Amounts due to North Florida Consulting, Inc. at December 31, 2000, for project costs including the development fee total $126,445.


NOTE 5:  EQUITY

Equity of Destin Parks, Inc. and Concourse, Inc. at December 31, 2000, is summarized as follows:

                                     6


                                              Destin      Concourse,
                                            Parks, Inc.      Inc.       Total
                                            -----------   ---------    ------
    Common stock - $1 par value;
      100 shares issued and outstanding       $  100       $    -      $  100
    Common stock - $1 par value;
      1000 shares issued and outstanding                       100     $  100
    Accumulated deficit                         (628)           -        (628)
                                              ------       -------     ------
        Total                                 $ (528)      $   100     $ (428)
                                              ======       =======     ======

Cypress Breeze, LLC had no equity at December 31, 2000.


NOTE 6:  SUBSEQUENT EVENTS

Cypress Breeze, LLC (Cypress Breeze) was organized in June 2000 to engage in land investment and residential land development activities on approximately 100 acres located in Walton County, Florida. Effective at the close of business on September 30, 2001, Whitemark Homes, Inc., a C corporation, transferred 5,000,000 of their shares of common stock to the owners of North Florida Consulting, Inc. (NFC) and its related entities, Magnolia Landing Development, Inc., Alstar Development Group, Inc. and Torel, Inc.' Destin Parks, Inc., LPG, Inc., Sunshine Development Group, Inc., Sea Oat Properties, Inc., Panhandle Development, Inc., and Emerald Beach Corporation in exchange for 100% of the outstanding shares of these corporations' common stock under a shareholder-approved plan of merger. As part of the plan of merger, NFC effectively transferred its options to acquire the ownership interest from certain individuals of the following entities: Cypress Breeze, LLC; Concourse, Inc.; Cabana Cay, LLC; BGW Properties, Inc.; University, Inc.; Troon Development Corporation; Muirfield Development Corporation; Destination Enterprises, Inc.; Emerald Sea Development, Inc.; and Gulf Development Property, LLC.

Under the purchase method of accounting for mergers, the combined financial statements of Destin Parks, Inc. Concourse, Inc. and Cypress Breeze, LLC for the year ended December 31, 2000 include only historical financial position and results of operations. The pro forma financial statements of Whitemark Homes, Inc. have been presented separately for the same period and have been restated to include the financial position and results of operations of Alstar Development Group, Inc.; Torel, Inc.; Magnolia Landing Development, Inc; NFC; the entities that NFC has the options to acquire; and the real estate projects that NFC has the option to acquire. Such restatement of Whitemark Homes, Inc., also includes a step-up in basis of the net assets purchased from Alstar, certain individuals and related entities.





                                     7

                               ATTACHMENT D6

                       DESTINATION ENTERPRISES, INC.

                            Financial Statements

                   Years Ended December 31, 2000 and 1999








                             TABLE OF CONTENTS


                                                                      Page
                                                                      ----
Independent Auditors' Report ON FINANCIAL STATEMENTS                    1

FINANCIAL STATEMENTS
   Balance Sheet                                                        2
   Statement of Income and Retained Earnings                            3
   Statement of Cash Flows                                              4
   Notes to Financial Statements                                        5









                           O'SULLIVAN CREEL, LLP
                        36474 Emerald Coast Parkway
                             Destin, FL  32541







            INDEPENDENT AUDITORS' REPORT ON FINANCIAL STATEMENTS

Shareholders of Destination
  Enterprises, Inc.
Santa Rosa Beach, Florida


We have audited the accompanying balance sheets of Destination Enterprises, Inc. as of December 31, 2000 and 1999, and the related statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Destination Enterprises, Inc. as of December 31, 2000 and 1999, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ O'Sullivan Creel, LLP
O'SULLIVAN CREEL, LLP
Certified Public Accountants & Consultants


January 2, 2002



                                     1

                       Destination Enterprises, Inc.
                               BALANCE SHEETS
                         December 31, 2000 and 1999




                                                        2000         1999
                                                    -----------   -----------
                                   ASSETS

Note receivable, net of deferred gain of
    $245,943 in 2000 and $0 for 1999                $  129,057    $        -
Property under development                             257,225        531,216
Other assets                                               518             98
                                                    -----------   -----------

Total assets                                        $   386,800   $   531,314
                                                    ===========   ===========


                    LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
  Accounts payable                                  $        -    $        98
  Accrued interest                                           -          5,846
  Note payable                                               -        401,100
  Loan from shareholders                                123,771       123,270
                                                    -----------   -----------
  Total liabilities                                     123,771       530,314
                                                    -----------   -----------

Shareholders' equity
  Common stock, $1 par value, 100 shares
     authorized, issued and outstanding                   1,000         1,000
  Retained earnings                                     262,029            -
                                                    -----------   -----------
  Total shareholders' equity                            263,029         1,000
                                                    -----------   -----------

Total liabilities and shareholders' equity          $   386,800   $   531,314
                                                    ===========   ===========








The accompanying notes are an integral part of these financial statements.
                                     2

                       Destination Enterprises, Inc.
                 STATEMENTS OF INCOME AND RETAINED EARNINGS
                   Years Ended December 31, 2000 and 1999



                                                        2000         1999
                                                    -----------   -----------
REVENUES
  Sales                                             $   804,000   $        -
  Revenues deferred                                    (245,943)           -
                                                    -----------   -----------
  Total revenues                                        558,057            -

COST OF LOTS SOLD                                       295,412            -
                                                    -----------   -----------
GROSS PROFIT                                            262,645            -

OPERATING EXPENSES
  General and administrative                                616            -
                                                    -----------   -----------
INCOME FROM OPERATIONS                                  262,029            -

RETAINED EARNINGS - BEGINNING OF YEAR                        -             -
                                                    -----------   -----------

RETAINED EARNINGS - END OF YEAR                     $   262,029   $        -
                                                    ===========   ===========








The accompanying notes are an integral part of these financial statements.
                                     3

                       Destination Enterprises, Inc.
                          STATEMENTS OF CASH FLOWS
                   Years Ended December 31, 2000 and 1999



                                                        2000         1999
                                                    -----------   -----------

CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income                                        $   262,029   $        -
  Adjustments to reconcile net income to net
    cash provided (used) by operating activities
  Changes in assets and liabilities:
  (Increase) in note receivable                        (375,000)           -
  (Increase)/decrease in property under development     273,991      (531,216)
  (Increase) in other assets                               (420)          (98)
  Increase/(decrease) in accounts payable                   (98)           98
  Increase/(decrease) in accrued interest                (5,846)        5,846
  Increase in deferred revenue                          245,943            -
                                                    -----------   -----------
Net cash from provided/(used) by financing
    activities                                          400,599      (525,370)
                                                    -----------   -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from note payable                                 -        401,100
  Payments on note payable                             (401,100)           -
  Loans from shareholders                                  (501)      124,270
                                                    -----------   -----------
Net cash provided/(used) by financing activities       (400,599)      525,370
                                                    -----------   -----------

NET CHANGE IN CASH                                           -             -

CASH - BEGINNING OF YEAR                                     -             -
                                                    -----------   -----------
CASH - END OF YEAR                                  $        -    $        -
                                                    ===========   ===========


SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Interest (net of amount capitalized)              $        -    $        -









The accompanying notes are an integral part of these financial statements.
                                     4

                       Destination Enterprises, Inc.
                       NOTES TO FINANCIAL STATEMENTS
                   Years Ended December 31, 2000 and 1999



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Nature of Operations

Destination Enterprises, Inc. (the Company) was formed under the laws of the state of Florida in March 1999. The Company acquired approximately 114 acres of raw land and is developing it into residential lots for sale to homebuilders in Appaloosa County, Florida. The Company sold approximately 60 acres of the tract to Alstar Enterprises, LLC during 2000.

b.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ significantly from those estimates.

c.  Revenue and Expense Recognition

The Company recognizes revenue from all land development activities in accordance with Statement of Financial Accounting Standards No. 66. The Company accounts for certain retail land sales projects on the installment method. Under the installment method, profit is recognized as a portion of each cash payment received. Direct costs are capitalized into land development costs. Interest and property taxes are capitalized as land development costs until projects reach substantial completion. Upon completion of the development phase, interest and property taxes are directly expensed. Interest capitalized in 2000 was $6,865 and $5,846 for 1999.

d.  Cash and Cash Equivalents

For the purposes of the statement of cash flows, cash includes all cash deposited in banks and certificates of deposit with original maturities of three months or less.

e.  Income Taxes

Destination Enterprises, Inc. has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the shareholders are liable for individual federal income taxes on their respective shares of the Company's taxable income.

NOTE 2:  PROPERTY UNDER DEVELOPMENT

Property under development consists of the following:

                                     5

                                          2000          1999
                                       ----------    ----------
        Capitalized interest           $    6,865    $    5,846
        Land                              250,360       525,370
                                       ----------    ----------
            Totals                     $  257,225    $  531,216
                                       ==========    ==========

NOTE 3:  NOTE PAYABLE

$775,000 note payable to a bank, interest accruing at 9.5% per annum, principal and interest due February 2, 2003. Secured by certain real property in Appaloosa County, Florida. Balance at December 31, 2000 and 1999 was $0 and $401,100 respectively.


NOTE 4:  DEFERRED REVENUE

The Company accounts for certain real estate sales on the installment method. The following schedule summarizes certain information for those transactions:

                                          2000          1999
                                       ----------    ----------
          Gross sales value            $  804,000    $       -
          Total cost of sales            (295,412)           -
                                       ----------    ----------
          Profit realized              $  508,588    $       -
                                       ==========    ==========

          Gross profit percentage          63.26%         0.00%

          Principal payments received  $  415,201    $       -

          Gross profit recognized      $  262,645    $       -

          Gross profit deferred        $  245,943    $       -


NOTE 5:  RELATED PARTY

The Company's only sale of land during 2000 was to Alstar Enterprises, LLC. The shareholders of Alstar Enterprises, LLC are parties to the merger agreement with Whitemark Homes, Inc. described in Note 6 along with the shareholders of Destination Enterprises, Inc. The dollar amounts of the transaction are outlined in Note 3. In addition, in consideration for the sale of land, the Company issued a note receivable to Alstar Enterprises, LLC for $375,000 secured by the underlying property. The note accrues interest at 6% per annum with interest and principal due December 4, 2002. The outstanding balances at December 31, 2000 and 1999 totaled $375,000 and $0 respectively.


NOTE 6:  SUBSEQUENT EVENTS

Destination Enterprises, Inc. was incorporated in March 1999 to acquire raw land and develop it into residential lots for sale to homebuilders on approximately 114 acres in Appaloosa County, Florida.

                                     6


Effective at the close of business on September 30, 2001, Whitemark Homes, Inc., a C corporation, transferred 5,000,000 of their shares of common stock to the owners of North Florida Consulting, Inc. (NFC) and its related entities, Alstar Development Group, Inc., Torel, Inc., Magnolia Landing Development, Inc., Destin Parks, Inc., LPG, Inc., Sunshine Development Group, Inc., Sea Oat Properties, Inc., Panhandle Development, Inc., and Emerald Beach Corporation in exchange for 100% of the outstanding shares of these corporations' common stock under a shareholder-approved plan of merger. As part of the plan of merger, NFC effectively transferred its options to acquire the ownership interest from certain individuals of the following entities: Destination Enterprises, Inc.; Concourse, Inc.; Cabana Cay, LLC; BGW Properties, Inc.; University, Inc.; Troon Development Corporation; Muirfield Development Corporation; Emerald Sea Development,
Inc.; and Gulf Development Property, LLC.   NFC also effectively transferred
its options to acquire the following real estate projects: San Luis Pass of Galveston, Texas; Long Point Cove of Panama City, Florida; Seclusion Bay of Santa Rosa Beach, Florida; Destin Cay of Destin, Florida; Pleasant Ridge Estates of Defuniak Springs, Florida; Ridgecrest Estates of Crestview, Florida; Cabana Cove of Panama City, Florida; and Royal Sonesta of Houston, Texas.

Under the purchase method of accounting for mergers, the financial statements of Destination Enterprises, Inc. for the years ended December 31, 2000 and 1999 include only historical financial position and results of operations. The pro forma financial statements of Whitemark Homes, Inc. have been presented separately for the same periods and have been restated to include the financial position and results of operations of NFC; Alstar Development Group, Inc.; Torel, Inc.; Magnolia Landing Development, Inc; the entities that NFC has the options to acquire; and the real estate projects that NFC has the option to acquire. Such restatement of Whitemark Homes, Inc., also includes a step-up in basis of the net assets purchased from NFC, certain individuals and related entities.




                                     7

                               ATTACHMENT D7

                  BGW PROPERTIES, INC.; UNIVERSITY, INC.;
                            AND CABANA CAY, LLC

                       Combined Financial Statements

                        Year Ended December 31, 2000









                             TABLE OF CONTENTS


                                                                      Page
                                                                      ----
Independent Auditors' Report ON FINANCIAL STATEMENTS                    1

FINANCIAL STATEMENTS
   Combined Balance Sheet                                               2
   Combined Statement of Income and Equity                             3
   Combined Statement of Cash Flows                                     4
   Notes to Financial Statements                                        5









                           O'SULLIVAN CREEL, LLP
                        36474 Emerald Coast Parkway
                             Destin, FL  32541





            INDEPENDENT AUDITORS' REPORT ON FINANCIAL STATEMENTS



Shareholders of BGW Properties, Inc.;
  University, Inc.; and
  Cabana Cay, LLC
Santa Rosa Beach, Florida


We have audited the accompanying combined balance sheet of BGW Properties, Inc.; University, Inc.; and Cabana Cay, LLC (the Group) as of December 31, 2000, and the related combined statements of income and equity and cash flows for the year then ended. These financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of BGW Properties, Inc.; University, Inc.; and Cabana Cay, LLC as of December 31, 2000, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ O'Sullivan Creel, LLP
O'SULLIVAN CREEL, LLP
Certified Public Accountants & Consultants


December 28, 2001



                                     1

        BGW Properties, Inc.; University, Inc.; and Cabana Cay, LLC
                           COMBINED BALANCE SHEET
                             December 31, 2000




                                   ASSETS
Cash                                                        $    61,575
Receivables                                                         714
Property under development                                   11,254,412
Other assets                                                      1,286
                                                            -----------
Total assets                                                $11,317,987
                                                            ===========

                           LIABILITIES AND EQUITY

Liabilities
  Accounts payable                                          $   456,992
  Accrued interest                                              191,097
  Notes, mortgages and loans payable                         10,665,781
                                                            -----------
  Total liabilities                                          11,313,870

Equity                                                            4,117
                                                            -----------
Total liabilities and equity                                $11,317,987
                                                            ===========






The accompanying notes are an integral part of these financial statements.
                                     2

        BGW Properties, Inc.; University, Inc.; and Cabana Cay, LLC
                  COMBINED STATEMENT OF INCOME AND EQUITY
                        Year Ended December 31, 2000




REVENUES                                                    $        -

OPERATING EXPENSES
  General and administrative                                         96
                                                            -----------
INCOME FROM OPERATIONS                                              (96)
                                                            -----------
OTHER INCOME
  Interest income                                                 1,787
  Miscellaneous income                                              426
                                                            -----------
  Total other income                                              2,213
                                                            -----------
NET INCOME                                                        2,117

EQUITY - BEGINNING OF YEAR                                           -
Common stock issued                                               2,000
                                                            -----------
EQUITY - END OF YEAR                                        $     4,117
                                                            ===========








The accompanying notes are an integral part of these financial statements.
                                     3

        BGW Properties, Inc.; University, Inc.; and Cabana Cay, LLC
                      COMBINED STATEMENT OF CASH FLOWS
                        Year Ended December 31, 2000



CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                $      2,117
  Adjustments to reconcile net income to net
      cash used in operating activities
  Changes in operating assets and liabilities:
  (Increase) in property under development                   (11,254,412)
  Increase in accounts payable                                   456,992
  Increase in accrued interest                                   191,097
                                                            ------------
  Net cash used in operating activities                      (10,604,206)
                                                            ------------

CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes, mortgages and loans payable            10,665,781
                                                            ------------

NET INCREASE IN CASH                                              61,575

CASH - BEGINNING OF YEAR                                              -
                                                            ------------
CASH - END OF YEAR                                          $     61,575
                                                            ============


SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
  Interest (net of amount capitalized)                      $         -










The accompanying notes are an integral part of these financial statements.
                                     4

        BGW Properties, Inc.; University, Inc.; and Cabana Cay, LLC
                       NOTES TO FINANCIAL STATEMENTS
                        Year Ended December 31, 2000



NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Principles of Combination

The combined financial statements include the accounts of BGW Properties, Inc.; University, Inc.; and Cabana Cay, LLC (the Group). BGW Properties, Inc. was formed under the laws of the state of Florida in June 2000. University, Inc. was formed under the laws of the state of Florida in June 2000. Cabana Cay, LLC was formed under the laws of the state of Florida in June 2000.

BGW Properties, Inc. and University, Inc. each own 25% of Cabana Cay, LLC and under normal circumstances would account for the investment under the equity method. However, since no revenue has been recognized on the project and neither shareholder has contributed equity into their investment in Cabana Cay, LLC, the shareholders would report a zero balance as investment in Cabana Cay, LLC. Management has therefore determined that combining the financial statements together by virtue of common ownership would be more useful and meaningful to readers. All significant intercompany transactions have been eliminated in combination.

b.  Nature of Operations

The Group is engaged in land investment and residential land development activities on approximately 20 acres located in Bay County, Florida. Such activities include land development for a 600-unit condominium.

c.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ significantly from those estimates.

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

d.  Revenue and Expense Recognition

The Group recognizes revenue from all land development activities in accordance with Statement of Financial Accounting Standards No. 66. Direct costs are capitalized into land development costs. Interest and property taxes are capitalized as land development costs until projects reach substantial completion. Upon completion of the development phase, interest and property taxes are directly expensed. Interest capitalized in 2000 was $497,419.

e.  Cash and Cash Equivalents

For purposes of the statement of cash flows, cash includes all cash deposited in banks and certificates of deposit with original maturities of three months or less.

f.  Income Taxes

BGW Properties, Inc. and University, Inc. have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Companies do not pay federal corporate income taxes on its taxable income. Instead, the shareholders are liable for individual federal income taxes on their respective shares of the Company's taxable income.

No provision is made in the accompanying balance sheet for income taxes for Cabana Cay, LLC. The Company is taxed as a Partnership and income and losses are allocated and taxed to the respective members.


NOTE 2:  PROPERTY UNDER DEVELOPMENT

Property under development consists of the following:

      Development costs                                     $   456,993
      Construction period interest                              497,419
      Land                                                   10,300,000
                                                            -----------
            Total                                           $11,254,412
                                                            ===========


NOTE 3:  NOTES, MORTGAGES AND LOANS PAYABLE

Notes, mortgages and loans payable consist of the following:

$450,000 note payable to related company with interest accruing monthly at 6% until November 1, 2001, or upon the sale of the underlying property. The outstanding balance at December 31, 2000, is $450,000.

$400,000 note payable to related company with interest accruing monthly at 6% until November 1, 2001, or upon the sale of the underlying property. The outstanding balance at December 31, 2000, is $400,000.

$3,620,000 mortgage payable to related party with interest accruing monthly at 8% until December 13, 2002, or upon the closing of a construction loan. The mortgage payable is secured with certain real property located in Bay County, Florida. The outstanding balance at December 31, 2000, is $3,620,000.

$6,000,000 mortgage payable to bank with interest payable monthly at 10.25% until February 21, 2001, at which time the rate will be variable at the prime rate plus 1.25%. The mortgage payable is secured with certain real property located in Bay County, Florida. The outstanding balance at December 31, 2000, is $6,000,000.

$195,781 loan payable to related with interest accruing monthly at the IRS
blended rate, calculated at 6.24%, due on demand.   The outstanding balance
at December 31, 2000, is $195,781.

NOTE 4:  EQUITY

Equity of BGW Properties, Inc.; and University, Inc.; and Cabana Cay, LLC at December 31, 2000, is summarized as follows:

                                 BGW         University,  Cabana
                            Properties, Inc.      Inc.    Cay, LLC   Total
                            ---------------- ----------- --------   ------
Common stock-$1 par value;
   1,000 shares authorized,
   issued and outstanding        $1,000         $1,000     $   -    $2,000
Current year net income              -              -       2,117    2,117
                                 ------         ------     ------   ------
       Totals                    $1,000         $1,000     $2,117   $4,117
                                 ======         ======     ======   ======


NOTE 5:  RELATED PARTY ACTIVITY

North Florida Consulting, Inc. (NFC) signed a development agreement to act as project consultant for the development. In doing so, NFC coordinates the infrastructure improvements, pre-construction activities, oversees the marketing of pre-sale of the units and construction of the project and pays development costs. For performing these services, NFC charges a project development fee of $6,000 per month plus reimbursement for actual out-of-pocket costs payable to third parties approved by the client from the date the development agreement is signed until the completion of the project.
The shareholder of NFC has an option to purchase the stock of the BGW Properties, Inc., University, Inc and the remaining 50% membership interest in Cabana Cay, LLC. Project related costs incurred or paid by NFC on the Company's behalf during 2000, total $456,992. Amounts due to NFC at December 31, 2000, for project costs including the development fee total $456,992.

The shareholder of NFC owns Gulf Destination Enterprises, Inc. and Mortgage One, Inc. Gulf Destination Enterprises, Inc. and Mortgage One, Inc. are the holders of the related party notes payable and related party mortgage payable and related party loans payable referenced in Note 3.

The land purchased during 2000 was acquired from Gulf Destination
Enterprises, Inc. for $10,300,000.

Gulf Destination Enterprises, Inc. pledged a $1,500,000 certificate of deposit to the bank as additional security for the note payable related to the land acquisition. Cabana Cay, LLC signed a note to Gulf Destination Enterprises, Inc. as is liable in the event the bank calls the pledge or applies any portion of the certificate of deposit to the debt.

NOTE 6:  SUBSEQUENT EVENTS

Cabana Cay, LLC (Cabana Cay) was organized in June 2000 to engage in land investment and residential land development activities on approximately 20 acres located in Bay County, Florida. Effective at the close of business on September 30, 2001, Whitemark Homes, Inc., a C corporation, transferred 5,000,000 of their shares of common stock to the owners of North Florida Consulting, Inc. (NFC) and its related entities, Magnolia Landing Development, Inc., Alstar Development Group, Inc. and Torel, Inc.' Destin Parks, Inc., LPG, Inc., Sunshine Development Group, Inc., Sea Oat Properties, Inc., Panhandle Development, Inc., and Emerald Beach Corporation in exchange for 100% of the outstanding shares of these corporations' common stock under a shareholder-approved plan of merger. As part of the plan of merger, NFC effectively transferred its options to acquire the ownership interest from certain individuals of the following entities: Concourse, Inc.; Cabana Cay, LLC; BGW Properties, Inc.; University, Inc.; Troon Development Corporation; Muirfield Development Corporation; Destination Enterprises, Inc.; Emerald Sea Development, Inc.; and Gulf Development Property, LLC.

Under the purchase method of accounting for mergers, the combined financial statements of BGW Properties, Inc., University, Inc., and Cabana Cay, LLC for the year ended December 31, 2000 include only historical financial position and results of operations. The pro forma financial statements of Whitemark Homes, Inc. have been presented separately for the same period and have been restated to include the financial position and results of operations of Alstar Development Group, Inc.; Torel, Inc.; Magnolia Landing Development, Inc; NFC; the entities that NFC has the options to acquire; and the real estate projects that NFC has the option to acquire. Such restatement of Whitemark Homes, Inc., also includes a step-up in basis of the net assets purchased from Alstar, certain individuals and related entities.

                               ATTACHMENT D8

                       TROON DEVELOPMENT CORPORATION

                            Financial Statements

                        Year Ended December 31, 2000









                             TABLE OF CONTENTS


                                                                      Page
                                                                      ----
Independent Auditors' Report ON FINANCIAL STATEMENTS                    1

FINANCIAL STATEMENTS
   Balance Sheet                                                        2
   Statement of Income and Retained Earnings                            3
   Statement of Cash Flows                                              4
   Notes to Financial Statements                                        5









                           O'SULLIVAN CREEL, LLP
                        36474 Emerald Coast Parkway
                             Destin, FL  32541








            INDEPENDENT AUDITORS' REPORT ON FINANCIAL STATEMENTS


Shareholder of Troon
  Development Corporation
Santa Rosa Beach, Florida


We have audited the accompanying balance sheet of Troon Development Corporation as of December 31, 2000, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Troon Development Corporation as of December 31, 2000, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.


/s/ O'Sullivan Creel, LLP
O'SULLIVAN CREEL, LLP
Certified Public Accountants & Consultants


January 2, 2002




                                     1

                       Troon Development Corporation
                               BALANCE SHEET
                             December 31, 2000




                                   ASSETS

Cash                                                        $   55,996
Loans receivable                                               519,498
Property under development                                   8,239,702
                                                            ----------

Total assets                                                $8,815,196
                                                            ==========

                    LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities
  Accounts payable                                             316,760
  Accrued payroll expenses                                         495
  Accrued interest                                              97,533
  Notes and mortgages payable                                5,600,000
  Participation agreement payable                            2,800,000
                                                            ----------
  Total liabilities                                          8,814,788
                                                            ----------

Shareholder's equity
  Common stock, $1 par value, 100 shares
     authorized, issued and outstanding                            100
  Retained earnings                                                308
                                                            ----------
  Total shareholder's equity                                       408
                                                            ----------

Total liabilities and shareholder's equity                  $8,815,196
                                                            ==========







The accompanying notes are an integral part of these financial statements.
                                     2

                       Troon Development Corporation
                 STATEMENT OF INCOME AND RETAINED EARNINGS
                        Year Ended December 31, 2000







REVENUES                                                    $       -

OPERATING EXPENSES
  General and administrative expenses                            8,652
                                                            ----------
INCOME (LOSS) FROM OPERATIONS                                   (8,652)

OTHER INCOME
  Interest income                                                8,960
                                                            ----------
NET INCOME                                                         308

RETAINED EARNINGS - BEGINNING OF YEAR                               -
                                                            ----------

RETAINED EARNINGS - END OF YEAR                             $      308
                                                            ==========





The accompanying notes are an integral part of these financial statements.
                                     3

                       Troon Development Corporation
                          STATEMENT OF CASH FLOWS
                        Year Ended December 31, 2000







CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                $      308
  Adjustments to reconcile net income to net
  cash used by operating activities
  Changes in operating assets and liabilities
  (Increase) in loans receivable                              (519,398)
  (Increase) in property under development                  (8,239,702)
  Increase in accounts payable                                 316,760
  Increase in accrued payroll expenses                             495
  Increase in accrued interest                                  97,533
  Increase  in participation agreements                      2,800,000
                                                            ----------
  Net cash used by operating activities                     (5,544,004)


CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from note and mortgages payable                   5,600,000
                                                            ----------
NET CHANGE IN CASH                                              55,996

CASH - BEGINNING OF YEAR                                            -
                                                            ----------

CASH - END OF YEAR                                          $   55,996
                                                            ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Interest (net of amount capitalized)                      $       -









The accompanying notes are an integral part of these financial statements.
                                     4

                    Troon Development Corporation, Inc.
                       NOTES TO FINANCIAL STATEMENTS
                        Year Ended December 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Nature of Operations

The Company was formed under the laws of the state of Florida in January 2000. The Company is engaged in land investment and construction of a 24-story residential condominium project on approximately 5.59 acres located in Walton County, Florida. Such activities include land development for single-family homes and condominiums and sales of land held for investment.

b.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ significantly from those estimates.

c.  Revenue and Expense Recognition

The Company recognizes revenue from all land development activities in accordance with Statement of Financial Accounting Standards No. 66. Direct costs are capitalized and categorized as property under development. Interest and property taxes are capitalized as property under development until projects reach substantial completion. Upon completion of the development phase, interest and property taxes are directly expensed. Interest capitalized in 2000 was $393,089.

d.  Cash and Cash Equivalents

For purposes of the statement of cash flows, cash includes all cash deposited in banks and certificates of deposit with original maturities of three months or less.

e.  Income Taxes

Troon Development Corporation, Inc. has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code during this period of time. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the shareholders are liable for individual federal income taxes on their respective shares of the Company's taxable income.


NOTE 2:  PROPERTY UNDER DEVELOPMENT

  Property under development consists of the following:

       Direct construction costs                      $   316,760
       Other costs                                      1,400,000
       Construction period interest                       393,089
       Land                                             6,129,853
                                                      -----------
            Total                                     $ 8,239,702
                                                      ===========
                                     5


NOTE 3:  NOTES AND MORTGAGES PAYABLE

$3,500,000 note payable to First National Bank of Florida, with interest at 10% per annum, then 18% after maturity date of February 28, 2001. Interest is due and payable monthly. The loan is secured by a mortgage on the underlying property. The outstanding balance at December 31, 2000, is $3,500,000.

$2,100,000 mortgage payable to Seascape Resort, Inc., with interest accrued at 5.5% per annum. The loan is secured by a mortgage on the underlying property. The principal and interest are due and payable upon the Company's closing of a construction loan for the construction of any improvements on the property secured by the mortgage, or by August 28, 2001. The outstanding balance at December 31, 2000 is $2,100,000.


NOTE 4:  PARTICIPATION AGREEMENT PAYABLE

The Company signed a "participation agreement" with North Florida Consulting, Inc., (NFC) which contributed money, $1,150,000, to purchase the land under development. In consideration for contributing funds to the Company, NFC would receive "participation funds" in an amount equal to 100% of the original contribution within 24 months of February 28, 2002 or earlier if a construction loan were obtained. NFC subsequently assigned its rights to the agreement to Castle Development Properties, Inc. The outstanding balance at December 31, 2000 was $2,300,000.

The Company signed a "participation agreement" with two individuals who contributed money, $125,000 each, to assist in development costs. In consideration for contributing funds to the Company, the individuals will receive "participation funds" in an amount equal 100% of the original
contribution when a construction loan is obtained.    The outstanding
balance at December 31, 2000 was $250,000.


NOTE 5:  RELATED PARTY ACTIVITY

Related party activities consist of the following:

NFC signed a development agreement to act as project consultant for the development. In doing so, NFC coordinates the infrastructure improvements, pre-construction activities, oversees the marketing of pre- sale of the units and construction of the project and pays development costs. For performing these services, NFC charges a project development fee of $6,000 per month plus reimbursement for actual out-of-pocket costs payable to third parties approved by the client from the date the development agreement is signed until the completion of the project. The shareholder of NFC has an option to purchase the stock of the Company. Project related costs incurred or paid by NFC on the Company's behalf during 2000, total $316,760. Amounts due to NFC at December 31, 2000, for project costs including the development fee total $316,760.

Troon Development Corporation, Inc. holds a loan receivable from North Florida Consulting, Inc. No formal terms have been established. The outstanding balance at December 31, 2000 is $519,498.

                                     6


NOTE 6:  SUBSEQUENT EVENTS

Troon Development Corporation was incorporated in January 2000 and is engaged in land investment and construction of a 24-story residential condominium project on approximately 5.59 acres located in Walton County, Florida.

Effective at the close of business on September 30, 2001, Whitemark Homes, Inc., a C corporation, transferred 5,000,000 of their shares of common stock to the owners of NFC and its related entities, Alstar Development Group, Inc., Torel, Inc., Magnolia Landing Development, Inc., Destin Parks, Inc., LPG, Inc., Sunshine Development Group, Inc., Sea Oat Properties, Inc., Panhandle Development, Inc., and Emerald Beach Corporation in exchange for 100% of the outstanding shares of these corporations' common stock under a shareholder-approved plan of merger. As part of the plan of merger, NFC effectively transferred its options to acquire the ownership interest from certain individuals of the following entities: Troon Development Corporation; Concourse, Inc.; Cabana Cay, LLC; BGW Properties, Inc.; University, Inc.; Muirfield Development Corporation; Destination Enterprises, Inc.; Emerald Sea Development, Inc.; and Gulf Development Property, LLC.

Under the purchase method of accounting for mergers, the financial statements of Troon Development Corporation for the year ended December 31, 2000 include only historical financial position and results of operations. The pro forma financial statements of Whitemark Homes, Inc. have been presented separately for the same periods and have been restated to include the financial position and results of operations of NFC; Alstar Development Group, Inc.; Torel, Inc.; Magnolia Landing Development, Inc; the entities that NFC has the options to acquire; and the real estate projects that NFC has the option to acquire. Such restatement of Whitemark Homes, Inc., also includes a step-up in basis of the net assets purchased from NFC, certain individuals and related entities.



                                     7

                               ATTACHMENT D9

                       NORTH FLORIDA CONSULTING, INC.

                            Financial Statements

                Years Ended December 31, 2000, 1999 and 1998











                             TABLE OF CONTENTS


                                                                      Page
                                                                      ----
Independent Auditors' Report ON FINANCIAL STATEMENTS                    1

FINANCIAL STATEMENTS
   Balance Sheet                                                        2
   Statement of Income and Retained Earnings                            3
   Statement of Cash Flows                                              4
   Notes to Financial Statements                                        5









                           O'SULLIVAN CREEL, LLP
                        36474 Emerald Coast Parkway
                             Destin, FL  32541







            INDEPENDENT AUDITORS' REPORT ON FINANCIAL STATEMENTS



Shareholder of North Florida Consulting, Inc.
Santa Rosa Beach, Florida

We have audited the accompanying balance sheets of North Florida Consulting, Inc. as of December 31, 2000 and 1999, and the related statements of income and retained earnings and cash flows for each of the three years in the period ended December 31, 2000. These statements are the responsibility of North Florida Consulting, Inc.'s management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance that the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Florida Consulting, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States of America.


/s/ O'Sullivan Creel, LLP
O'SULLIVAN CREEL, LLP
Certified Public Accountants & Consultants



January 17, 2002


                                     1

                       North Florida Consulting, Inc.
                               BALANCE SHEETS
                         December 31, 2000 and 1999



                                                        2000         1999
                                                    -----------   -----------

                                   ASSETS

Cash                                                $   171,078   $   227,733
Investment                                              206,091            -
Accounts receivable                                   3,330,767     1,100,345
Notes receivable                                      1,393,786       377,799
Property under development                            3,946,661     1,691,793
Rental property                                       1,202,544     1,075,008
Property and equipment, net of accumulated
      depreciation                                      144,694       116,943
                                                    -----------   -----------

Total assets                                        $10,395,621   $ 4,589,621
                                                    ===========   ===========


                    LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities
  Accounts payable                                  $   682,760   $   135,105
  Retainage payable                                      62,283            -
  Accrued expenses payable                                1,602         9,537
  Deferred revenue                                           -         66,667
  Notes and loans payable                            12,558,444     4,765,962
                                                    -----------   -----------
  Total liabilities                                  13,305,089     4,977,271
                                                    -----------   -----------

Shareholder's equity
  Common stock, $1 par value, 1,000 shares
  authorized, issued and outstanding                      1,000         1,000
  Retained earnings/(deficit)                        (2,910,468)     (388,650)
                                                    -----------   -----------
  Total shareholder's equity                         (2,909,468)     (387,650)
                                                    -----------   -----------

Total liabilities and shareholder's equity          $10,395,621   $ 4,589,621
                                                    ===========   ===========







The accompanying notes are an integral part of these financial statements.
                                     2

                       North Florida Consulting, Inc.
                 STATEMENTS OF INCOME AND RETAINED EARNINGS
                Years Ended December 31, 2000, 1999 and 1998



                                                2000        1999      1998
                                             ----------  ---------- ----------
REVENUES
  Contract revenues                         $ 4,253,853  $3,268,354 $  916,071
  Consulting income                           1,220,003   1,100,000  1,000,000
  Rental income                                  69,287     102,111     35,133
                                             ----------  ---------- ----------
  Total revenues                              5,543,143   4,470,465  1,951,204

COST OF GOODS SOLD                            4,113,710   3,332,394  1,085,929
                                             ----------  ---------- ----------

GROSS PROFIT                                  1,429,433   1,138,071   (865,275)
                                             ----------  ---------- ----------

OPERATING EXPENSES
  Selling                                        36,568       7,270      2,540
  Consulting expense                            394,911     153,295         -
  General and administrative                  1,422,587   1,454,662    433,983
                                             ----------  ---------- ----------
  Total operating expenses                    1,854,066   1,615,227    436,523
                                             ----------  ---------- ----------

INCOME (LOSS) FROM OPERATIONS                  (424,633)   (477,156)   428,752
                                             ----------  ---------- ----------

OTHER INCOME (EXPENSE)
  Interest income                                52,103      49,111      6,599
  Miscellaneous income                           17,667      10,408     (7,418)
  Interest expense                             (697,378)   (101,877)   (13,193)
  Gain (loss) on the sale of assets              (5,504)     49,473         -
                                             ----------  ---------- ----------
  Total other income (expense)                 (633,112)      7,115    (14,012)
                                             ----------  ---------- ----------

NET INCOME (LOSS)                            (1,057,745)   (470,041)   414,740

RETAINED EARNINGS (DEFICIT) - BEGINNING
      OF YEAR                                  (388,650)    365,011    (18,647)

Distributions                                (1,464,073)   (283,620)   (31,082)
                                             ----------  ---------- ----------

RETAINED EARNINGS (DEFICIT) - END OF YEAR   $(2,910,468) $(388,650) $  365,011
                                             ==========  ========== ==========


The accompanying notes are an integral part of these financial statements.
                                     3

                       North Florida Consulting, Inc.
                          STATEMENTS OF CASH FLOWS
                Years Ended December 31, 2000, 1999 and 1998



                                                2000        1999      1998
                                            -----------  ---------- ----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                $(1,057,745) $ (470,041)$  414,740
  Adjustments necessary to reconcile net
  income to net cash used by operating
  activities
  Depreciation expense                           62,617      69,864     17,225
  Bad debt expense                                   -           -      48,363
  (Increase) in accounts receivable          (2,230,422)   (352,690)  (796,018)
  (Increase) in notes receivable             (1,015,987)   (347,799)        -
  (Increase) in property under development   (2,254,868)   (148,941)(1,522,852)
  Increase/(decrease) in accounts payable       547,655    (193,571)   328,676
  Increase in retainage payable                  62,283          -          -
  Increase/(decrease) in accrued expenses        (7,935)  8,879 658         -
  Increase/(decrease) in deferred revenue       (66,667)   (100,000)   136,667
                                            -----------  ---------- ----------
Net cash flows used by operating activities  (5,961,069) (1,534,299)(1,372,541)
                                            -----------  ---------- ----------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchase of investments                      (206,091)         -          -
  Purchase of rental property                  (127,536)         -    (881,148)
  Sales of rental property                           -      217,192         -
  Purchase of fixed assets                      (90,368)    (50,612)  (153,420)
                                            -----------  ---------- ----------
Net cash provided (used) by investing
      activities                               (423,995)    166,580 (1,034,568)
                                            -----------  ---------- ----------
CASH FLOWS FROM FINANCING ACTIVITIES
  Proceeds from notes and loans payable      11,759,058   2,757,334  3,667,017
  Payments on notes and loans payable        (3,966,576) (2,118,211)        -
  Shareholder distributions                  (1,464,073)   (283,620)   (31,082)
                                            -----------  ---------- ----------
Net cash provided by financing activities     6,328,409     355,503  3,635,935
                                            -----------  ---------- ----------

NET CHANGE IN CASH                              (56,655) (1,012,216) 1,228,826

CASH - BEGINNING OF YEAR                        227,733   1,239,949     11,123
                                            -----------  ---------- ----------

CASH - END OF YEAR                          $   171,078  $  227,733 $1,239,949
                                            ===========  ========== ==========


SUPPLEMENTAL DISCLOSURE OF CASH FLOWS INFORMATION
  Interest (net of amount capitalized)      $   697,378  $  101,877 $   13,193




The accompanying notes are an integral part of these financial statements.
                                     4

                       North Florida Consulting, Inc.
                       NOTES TO FINANCIAL STATEMENTS
                Years Ended December 31, 2000, 1999 and 1998


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Nature of Operations

North Florida Consulting, Inc. (the Company) was formed under the laws of the State of Florida in February 1996. The Company is engaged in land investment and residential land development activities. Such activities include land development for single-family homes and condominiums and sales of land held for investment. The Company also has a Florida General Contractor's License and builds single-family homes, boat docks, sea walls and performs other general contracting activities. The Company also acts as consultant for other entities under a development agreement. Specific projects in which the Company has acted as the owner, developer and general contractor include Gulf Place Cabana's and Courtyard.

b.  Basis of Accounting

The financial statements are prepared on the accrual basis of accounting.

c.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Actual results could differ significantly from those estimates.

d.  Revenue and Expense Recognition

The Company recognized revenue from projects on land owned by third parties in accordance with the completed contract method. Therefore, the revenue and the costs of the contract are deferred until the contract is completed and accepted by the customer. Management uses this method because most jobs are cost reimbursable and no accurate estimate of total costs is available and this method is not expected to materially differ from the percentage of completion method.

The Company recognizes revenue from all land development activities in accordance with Statement of Financial Accounting Standards No. 66. Direct costs are capitalized into land development costs. Interest and property taxes are capitalized as land development costs until projects reach substantial completion. Upon completion of the development phase, interest and property taxes are directly expensed.

e.  Cash and Cash Equivalents

For purposes of the statement of cash flows, cash includes all cash deposited in banks and certificates of deposit with original maturities of three months or less.

f.  Income Taxes

North Florida Consulting, Inc. has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the shareholder is liable for individual federal income taxes on his respective shares of the Company's taxable income.

g.  Accounts Receivable

The company considers accounts receivable to be fully collectible; therefore, no allowance for doubtful accounts has been established.

h.  Property and Equipment

Property and equipment is stated at cost and is depreciated using the declining balance method. The estimated useful lives applied to property and equipment is as follows:

         Classification                        Estimated Lives
         --------------                        ---------------
            Equipment                              5 years
            Vehicles                               5 years


 NOTE 2:  PROPERTY AND EQUIPMENT

 Property and equipment consist of the following:

                                                        2000         1999
                                                    -----------   -----------

      Furniture, fixtures and equipment             $   155,548   $    86,384
      Vehicles                                          118,044       108,113
                                                    -----------   -----------
                                                        273,592       194,497
      Less:  accumulated depreciation                  (128,898)      (77,554)
                                                    -----------   -----------

      Net property and equipment                    $   144,694   $   116,943
                                                    ===========   ===========


NOTE 3:  NOTES AND LOANS PAYABLE

Notes payable consists of the following:

                                                        2000         1999
                                                    -----------   -----------
  Note payable to a bank, monthly payments of
  interest only at 10% per annum.  Principal is
  due February 2, 2003.  Secured by land.           $   228,826   $   230,462

  Note payable to a bank, due in monthly
  installments of $8,179 including interest at
  7.95% per annum.  Final payment is due June
  2001.  Secured by a house and land.                 1,108,158     1,113,149

  Note payable to a bank, monthly payments of
  interest only at 9.5% per annum.  Principal is
  due April 2001.  Secured by land.                 $   310,814   $        -

  Note payable to a bank, monthly payments of
  interest only at 9.5% per annum.  Principal is
  due April 2001.  Secured by land.                     355,449            -

  Note payable to a bank, monthly payments of
  interest only at 10.5% per annum.  Principal is
  due April 2001.  Secured by land.                     334,390            -

  Note payable to a bank, monthly payments of
  interest only at 8.5% per annum.  Principal is
  due in February 2001.  Secured by land.             1,476,445            -

  Note payable to a bank, due in monthly
  installments of $792 including interest at 1%
  over prime per annum.  Final payment is due in
  November 2001.  Secured by land.                      120,000            -

  Note payable to a bank, due in monthly
  installments of $802 including interest at 15.5%
  per annum.  Final payment is due in January
  2004.  Secured by a vehicle.                           25,502        32,698

  Note payable to a company, interest accruing at
  7.5% per annum.  Principal and interest are due
  in May 2001.  Unsecured.                              616,325       549,881

  Note payable to a bank, monthly payments of
  interest only at 10.5% per annum.  Principal is
  due in January 2004.  Secured by land.                     -        325,000

  Note payable to a bank, monthly payments of
  interest only at 9% per annum.  Principal is due
  in January 2004.  Secured by land.                         -        778,178

  Note payable to a financial entity, due in
  monthly installments of $1,440 including
  interest at 13.8% per annum.  Final payment is
  due in February 2000.  Secured by equipment.               -          4,182

  Note payable to a bank, due in monthly
  installments of $802 including interest at 8.3%
  per annum.  Final payment is due in January
  2004.  Secured by a vehicle.                               -         24,534

  Loan payable to an individual, interest accrues
  monthly at the average annual applicable Federal
  rate (4.98%) per annum.  Principal and interest
  are due on demand.  Final payment made in
  October 2001.  Secured by land.                       232,026       210,000

  Note payable to an individual, interest accrues
  monthly at the average annual applicable Federal
  rate (4.98%) per annum.  Principal and interest
  are due on demand.  Final payment is made in
  March 2001.  Secured by land.                     $   150,000   $   150,000

  Note payable to a bank, due in monthly
  installments of $767 including interest at 9.9%
  per annum.  Final payment is due March 4, 2005.
  Secured by a vehicle.                                  31,810            -

  Note payable to a bank, due in monthly
  installments of $232 including interest at
  10.25% per annum.  Final payment is due December
  4, 2002.  Secured by a vehicle.                         5,000            -

  Loan payable to a related party, interest
  accrues monthly at the average annual applicable
  Federal rate (4.98%).  Principal and interest
  due on demand.  Unsecured.                            353,020            -

  Loan payable to an individual, interest accrues
  monthly at the average annual applicable Federal
  rate (4.98%) per annum.  Principal and interest
  are due on demand.  Unsecured.                         50,678            -

  Loan payable to an individual, interest accrues
  monthly at the average annual applicable Federal
  rate (4.98%) per annum.  Principal and interest
  are due on demand.  Unsecured.                        316,624            -

  Loan payable to an individual, interest accrues
  monthly at the average annual applicable Federal
  rate (4.98%) per annum.  Principal and interest
  are due on demand.  Unsecured.                        300,250            -

  Loan payable to an individual, interest accrues
  monthly at the average annual applicable Federal
  rate (4.98%) per annum.  Principal and interest
  are due on demand.  Payment made during 2000.
  Unsecured.                                                 -         30,000

  Loan payable to an individual, interest accrues
  monthly at the average annual applicable Federal
  rate (4.98%) per annum.  Principal and interest
  are due on demand.  Payment made during 2000.
  Unsecured.                                                 -      1,040,000

  Loan payable to an individual, interest accrues
  monthly at the average annual applicable Federal
  rate (4.98%) per annum.  Principal and interest
  are due on demand.  Unsecured.                         50,399            -

  Loan payable to a related party, interest
  accrues monthly at the average annual applicable
  Federal rate (4.98%) per annum.  Principal and
  interest are due on demand.  Unsecured.             1,780,565            -

  Loan payable to a related party, interest
  accrues monthly at the average annual applicable
  Federal rate (4.98%) per annum.  Principal and
  interest are due on demand.  Unsecured.               538,302            -

  Loan payable to shareholder, interest accrues
  monthly at the average annual applicable Federal
  rate (4.98%) per annum.  Principal and interest
  are due on demand.  Unsecured.                      4,140,001       277,878
                                                    -----------   -----------
        Total notes and loans payable               $12,558,444   $ 4,765,962
                                                    ===========   ===========

NOTE 4:  RELATED PARTY ACTIVITY

The Company has entered into development agreements with certain related companies. The Company acts as project consultant to coordinate infrastructure improvements, pre-construction activities, and oversight of the construction projects. The Company charges a development fee for these services of $5,000 to $6,000 per month from the date the development agreement is signed until the completion of the project. Amounts due to North Florida Consulting, Inc. at December 31, 2000, for development fees total $194,000 for 2000 and $0 for 1999.

In acting in the capacity of project consultant, the Company is directly invoiced for various project costs incurred by the related companies. The Company in turn bills the related companies and the amount is included in accounts receivable. Amounts due from related companies for project costs for December 31, 2000 and 1999 total $1,534,906 and $86,415, respectively.

The Company has a note receivable from Magnolia Landing Development, Inc. used to pay closing costs on land. Interest is accrued on the note at the average annual applicable Federal rate (4.98%) per annum. Amounts due at December 31, 2000 and 1999 are $133,382 and $125,548 respectively. As there are no specific repayment terms, this loan is considered due on demand.

The Company has a note receivable from Alstar Enterprises, LLC used to pay closing costs on land. Interest is accrued on the note at the average annual applicable Federal rate (4.98%) per annum. Amounts due at December 31, 2000 and 1999 are $69,409 and $0 respectively. As there are no specific repayment terms, this loan is considered due on demand.

The Company has a loan payable to Troon Development Corporation in the amount of $538,302 for 2000 and $0 for 1999. Interest is being accrued monthly at 4.98% per annum. As there are no specific repayment terms, this loan is considered due on demand.

The Company has a loan payable to shareholder in the amount of $4,140,001 for 2000 and $277,878 for 1999. Interest is being accrued monthly at 4.98% per annum. As there are no specific repayment terms, this loan is considered due on demand.

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NOTE 5:  COMMITMENTS AND CONTINGENCIES

North Florida Consulting, Inc. has guaranteed a note payable to the bank for $775,000 in the name of Alstar Enterprises, LLC.

North Florida Consulting, Inc. has guaranteed a note payable to the bank for $800,000 in the name of Cypress Breeze, LLC.

North Florida Consulting, Inc. has pledged a $200,000 certificate of deposit to the bank as collateral for a $3,500,000 note in the name of Troon Development Corporation.


NOTE 6:  SUBSEQUENT EVENTS

The Company leased back five units in January 2001 included on the December 31, 2000 balance sheet. Lease payments range from $2,691 to $4,000 and end January 30, 2003. Two of the leases were to the shareholder of the Company.

North Florida Consulting, Inc. (NFC) was incorporated in February 1996 to develop, design, and construct residential and commercial facilities. Effective at the close of business on September 30, 2001, Whitemark Homes, Inc., a C corporation, transferred 5,000,000 of their shares of common stock to the owners of NFC and its related entities, Alstar Development Group, Inc., Torel, Inc., Magnolia Landing Development, Inc., Destin Parks, Inc., LPG, Inc., Sunshine Development Group, Inc., Sea Oat Properties, Inc., Panhandle Development, Inc., and Emerald Beach Corporation in exchange for 100% of the outstanding shares of these corporations' common stock under a shareholder-approved plan of merger. As part of the plan of merger, NFC effectively transferred its options to acquire the ownership interest from certain individuals of the following entities: Concourse, Inc.; Cabana Cay, LLC; BGW Properties, Inc.; University, Inc.; Troon Development Corporation; Muirfield Development Corporation; Destination Enterprises, Inc.; Emerald
Sea Development, Inc.; and Gulf Development Property, LLC.   NFC also
effectively transferred its options to acquire the following real estate projects: San Luis Pass of Galveston, Texas; Long Point Cove of Panama City, Florida; Seclusion Bay of Santa Rosa Beach, Florida; Destin Cay of Destin, Florida; Pleasant Ridge Estates of Defuniak Springs, Florida; Ridgecrest Estates of Crestview, Florida; Cabana Cove of Panama City, Florida; and Royal Sonesta of Houston, Texas.

The historical financial statements for Alstar Development Group, Inc., Torel, Inc., Magnolia Landing Development, Inc. and the entities that NFC has the option to acquire are reported separately.

Under the purchase method of accounting for mergers, the financial statements of NFC for the years ended December 31, 2000 and 1999 include only historical financial position and results of operations, and the financial statements for the year ended December 31, 1998 include the only historical results of operations. The pro forma financial statements of Whitemark Homes, Inc. have been presented separately for the same periods and have been restated to include the financial position and results of operations of NFC; Alstar Development Group, Inc.; Torel, Inc.; Magnolia Landing Development, Inc; the entities that NFC has the options to acquire; and the real estate projects that NFC has the option to acquire. Such restatement of Whitemark Homes, Inc., also includes a step-up in basis of the net assets purchased from NFC, certain individuals and related entities.


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